Registration No. 33-13481


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                       POST-EFFECTIVE AMENDMENT NO. 16 TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

                          The Principal Financial Group
                           Des Moines, Iowa 50392-0100
              (Address of Depositor's Principal Executive Offices)

                                 David J. Brown
                     Principal Mutual Life Insurance Company
                          The Principal Financial Group
                           Des Moines, Iowa 50392-0300
                     (Name and address of agent for service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                                 J. SUMNER JONES
                                 Jones & Blouch
                          2100 Pennsylvania Ave., N.W.
                              Washington, DC 20037



  It is proposed that this filing will become effective (check appropriate box)


       _____ immediately upon filing pursuant to paragraph (b) of Rule 485

       __X__ on December 29, 1997  pursuant to paragraph (b) of Rule 485

       _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

       _____ on (date) pursuant to paragraph (a)(1) of Rule 485

             This post-effective amendment designates a new effective date for a _____ previously filed post-effective amendment.

      Title of Securities: Flexible Premium Variable Life Insurance Policy.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6
                              Cross Reference Sheet

    Items of
   Form N-8B-2               Captions in Prospectus

        1..............  Cover Page

        2..............  Cover Page

        3..............  Not Applicable

        4..............  Distribution of the Policy

        5..............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account

        6(a)...........  Not Applicable

        6(b)...........  Not Applicable

        7..............  Not Required

        8..............  Not Required

        9..............  Legal Proceedings

        10(a)..........  Ownership, Beneficiaries, Assignment

        10(b)..........  Calculation of Accumulated Value; Unit Values; Net
                         Investment Factor; Valuations in Connection with a Policy; Participating Policy

        10(c), 10(d)...  Summary (Transfers; Policy Loans; Surrender,
                         Termination and Reinstatement; Policy Cancellation); Death Benefits and Rights; Policy Values (Transfers; Policy Loans; Surrender); Charges and Deductions (Surrender Charge)

        10(e)..........  Summary (Surrender, Termination and Reinstatement);
                         Premiums (Policy Termination; Reinstatement); Registration Statement

        10(f)..........  Other Matters (Voting Rights)

        10(g)(1),
        10(g)(2),
        10(h)(1),
        10(h)(2).......  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        10(g)(3),
        10(g)(4),
        10(h)(3),
        10(h)(4).......  Not Applicable

        10(i)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account, Policy Values; General Provisions (Addition, Deletion, or Substitution of Investments; Optional Insurance Benefits; Policy Proceeds); Federal Tax Matters

        11.............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        12(a)..........  Cover page

        12(b)..........  Not Applicable

        12(c)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account (Principal Balanced Fund, Inc.; Principal Bond Fund, Inc.; Principal Capital Accumulation Fund, Inc.; Principal Emerging Growth Fund, Inc.; Principal High Yield Fund, Inc.; Principal Money Market Fund, Inc.)

        12(d)..........  Distribution of the Policy

        12(e)..........  Not Applicable

        13(a)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; Charges and Deductions

        13(b), 13(c),
        13(d), 13(e),
        13(f), 13(g)...  Not Applicable

        14.............  Distribution of the Policy

        15.............  Summary (Premiums); Preimums

        16.............  Summary (Principal Mutual Life Insurance
                         Company Variable Life Separate Account); Principal Mutual Life Insurance Company Variable Life Separate Account; Policy Values; General Provisions (Addition, Deletion, or Substitution of Investments)

        17(a), 17(b),
        17(c)..........  Captions referenced under Items 10(c), 10(d), 10(e), and 10(i) above

        18(a)..........  Summary (Policy Value); Policy Values (Calculation of
                         Accumulated Value; Unit Values; Net Investment Factor; Valuations in Connection with a Policy)

        18(b)..........  Not Applicable

        18(c)..........  Summary (Policy Loans); Policy Values (Policy Loans)

        18(d)..........  Not Applicable

        19.............  Other Matters (Voting Rights; Statement of Values)

        20(a), 20(b)...  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments); Other Matters (Voting Rights)

        20(c), 20(d),
        20(e), 20(f)...  Not Applicable

        21(a), 21(b)...  Summary (Policy Loans); Policy Values

        21(c)..........  Not Applicable

        22.............  General Provisions (The Contract; Incontestability)

        23.............  Not Applicable

        24.............  Summary; Special Plans

        25.............  Description of Principal Mutual Life Insurance Company

        26.............  Not Applicable

        27.............  Description of Principal Mutual Life Insurance Company

        28.............  Officers and Directors of Principal Mutual Life
                         Insurance Company

        29.............  Description of Principal Mutual Life Insurance Company

        30.............  Not Applicable

        31.............  Not Applicable

        32.............  Not Applicable

        33.............  Not Applicable

        34.............  Not Applicable

        35.............  Description of Principal Mutual Life Insurance Company

        36.............  Not Applicable

        37.............  Not Applicable

        38(a)..........  Summary (Principal Mutual Life Insurance Company
                         Variable Life Separate Account); Principal Mutual Life Insurance Company Variable Life Separate Account; Distribution of the Policy

        38(b), 38(c)...  Distribution of the Policy

        39(a), 39(b)...  Distribution of the Policy

        40.............  Not Applicable

        41(a)..........  Description of Principal Mutual Life Insurance Company;
                         Distribution of the Policy

        41(b), 41(c)...  Not Applicable

        42.............  Not Applicable

        43.............  Not Applicable

        44(a), 44(b),
        44(c)..........  Summary (Principal Mutual Life Insurance Company
                         Variable Life Separate Account; Transfers; Policy Loans; Surrender, Termination, and Reinstatement; Policy "Free Look"); Principal Mutual Life Insurance Company Variable Life Separate Account; Policy Values; Charges and Deductions

        45.............  Not Applicable

        46(a)..........  Captions referenced under items 44(a) above

        46(b)..........  Not Applicable

        47.............  Not Applicable

        48.............  Not Applicable

        49.............  Not Applicable

        50.............  Not Applicable

        51(a) - (j)....  Summary; Description of Principal Mutual Life
                         Insurance Company; Principal Mutual Life Insurance Company Variable Life Separate Account; General Provisions; Distribution of the Policy

        52(a)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion, or Substitution of Investments)

        52(b)..........  Not Applicable

        52(c)..........  Captions referenced in 10(g) and 10(h) above

        52(d)..........  Not Applicable

        53(a)..........  Summary (Tax Consequences of the Policy); Federal Tax
                         Matters

        53(b)..........  Not Applicable
        54.............  Not Applicable

        55.............  Not Applicable

        56.............  Not Applicable

        57.............  Not Applicable

        58.............  Not Applicable

        59.............  Not Applicable

                       Prospectus Dated December 29, 1997



     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
      FLEX VARIABLE LIFE -- FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

     "Flex Variable Life," the flexible premium variable life insurance policy (the "Policy" or the "Policies") offered by Principal Mutual Life Insurance Company ("Company") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A policyowner may, within limits, vary the frequency and amount of premium payments and increase or decrease the face amount of the life insurance benefit under the Policy. This flexibility allows a policyowner to provide for changing life insurance needs within a single insurance policy.

     Neither premium payments nor death benefits are deposits or obligations of, or guaranteed by or endorsed by any bank. Premium payments and death benefits are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     A schedule of premium payments is established for a Policy in accordance with policyowner preference. A minimum premium is required during the first twelve policy months. At other times, failure to pay premiums will not cause a Policy to terminate so long as its accumulated value, less the surrender charge and unpaid policy loans and loan interest, is sufficient on a Policy processing day to allow deduction of the cost of insurance and other charges.


     Premium payments, less a 2% premium tax charge and a 5% sales load, are allocated according to policyowner direction to one or more Divisions of the Principal Mutual Life Insurance Company Variable Life Separate Account ("Separate Account"), except for premiums received during the first 45 days from the policy date, which are allocated for that period to the Money Market Division of the Separate Account. Each Division invests exclusively in shares representing an interest in a corresponding account of the Principal Variable Contracts Fund, Inc. organized by the Company. The accompanying prospectus describes the investment objectives and the attendant risks of the accounts currently offered as investment choices under the Policy: Balanced Account, Bond Account, Capital Value Account, High Yield Account, MidCap Account and Money Market Account.


     Accumulated value and duration of coverage under the Policy will, and the death benefit may, increase or decrease based upon the investment experience of the Divisions of the Separate Account. The accumulated value will also reflect the amount and frequency of premium payments, surrenders of accumulated value, policy loans and loan interest, interest earned on loaned amounts, and the charges and deductions connected with the Policy. The policyowner bears the entire investment risk as to the Policy's accumulated value, which is not guaranteed.

     The Policy provides a death benefit upon the insured's death. The policyowner chooses one of two death benefit options. Under Option 1, the death benefit is the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage based upon the insured's attained age. Under Option 2, the death benefit is the greater of the face amount of the Policy plus the accumulated value on the date of the insured's death or the Policy's accumulated value multiplied by the applicable percentage. The policyowner may, under certain conditions, change from one death benefit option to the other.

     The policyowner generally may obtain policy loans at any time the Policy has loan value prior to the Policy's maturity date. In addition, subject to certain restrictions, the Policy's accumulated value may be partially or totally surrendered. Surrender charges consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed upon total surrender of a Policy. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender.

     Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous. It may also be disadvantageous to purchase a Policy as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.


     This Prospectus is valid only if accompanied or preceded by the current prospectus for Principal Variable Contracts Fund, Inc.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please Read This Prospectus Carefully And Retain It For Future Reference.


                                TABLE OF CONTENTS
GLOSSARY OF SPECIAL TERMS ................................. 4

SUMMARY ................................................... 5

     The Policy............................................ 5

     Principal Mutual Life Insurance Company
     Variable Life Separate Account ....................... 5

     Premiums.............................................. 5

     Charges and Deductions ............................... 6

     Maturity Proceeds..................................... 6

     Death Benefit and Proceeds............................ 6

     Adjustment Options.................................... 7

     Policy Values......................................... 7

     Transfers............................................. 7

     Policy Loans.......................................... 7

     Surrender, Termination and Reinstatement.............. 8

     Policy "Free Look".................................... 9

     Distribution of the Policy............................ 9

     Tax Consequences of the Policy........................ 9


DESCRIPTION OF PRINCIPAL MUTUAL
LIFE INSURANCE COMPANY .....................................9


PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY VARIABLE LIFE SEPARATE
ACCOUNT....................................................10


     Balanced Account......................................10

     Bond Account..........................................11

     Capital Value Account.................................11

     High Yield Account....................................11

     MidCap Account........................................11

     Money Market Account..................................11


PREMIUMS...................................................12

     Purchase Procedures...................................12


     Payment of Premiums...................................13


     Premium Limitations...................................13

     Allocation of Premiums................................13


     Policy "Free Look"....................................14


     Policy Termination....................................14

     Reinstatement.........................................15

DEATH BENEFITS AND RIGHTS..................................15


     Death Proceeds........................................15


     Death Benefit.........................................16

     Applicable Percentage.................................16

     Change in Death Benefit Option........................17

     Adjustment Options....................................17

POLICY VALUES..............................................18

     Calculation of Accumulated Value......................18

     Units.................................................18

     Unit Values...........................................19

     Net Investment Factor.................................19

     Valuations in Connection with a Policy................19

     Transfers.............................................19

     Policy Loans..........................................20

     Surrender.............................................20

CHARGES AND DEDUCTIONS.....................................21

     Premium Expense Charge................................21

     Monthly Deduction.....................................21

     Mortality and Expense Risks Charge....................22

     Transaction Charge....................................22

     Surrender Charge......................................22

     Other Charges.........................................26

     Special Plans.........................................26

OTHER MATTERS..............................................26

     Voting Rights.........................................26

     Statement of Value....................................27

     Service Available by Telephone........................27

GENERAL PROVISIONS.........................................28

     Addition, Deletion, or Substitution of
     Investments...........................................28

     Optional Insurance Benefits...........................28

     Death Benefit Guarantee Rider.........................28


     The Contract..........................................29


     Incontestability......................................29

     Misstatements.........................................29

     Suicide...............................................29

     Ownership.............................................29

     Beneficiaries.........................................29

     Benefit Instructions..................................29


     Postponement of Payments..............................30


     Assignment............................................30

     Policy Proceeds.......................................30


     Participating Policy..................................31


     Right to Exchange Policy..............................31

DISTRIBUTION OF THE POLICY.................................31


OFFICERS AND DIRECTORS OF PRINCIPAL
MANAGEMENT CORPORATION.....................................32

OFFICERS AND DIRECTORS  OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................33

STATE REGULATION OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................34

FEDERAL TAX MATTERS........................................34

     Tax Status of the Company
     and the Separate Account..............................35

     Charges for Taxes.....................................35

     Diversification Standards.............................35

     Life Insurance Status of Policy.......................35

     Modified Endowment Contract Status....................35

     Policy Surrenders and Partial Surrenders..............36

     Policy Loans and Interest Deductions..................36

     Corporate Alternative Minimum Tax.....................37

     Exchange or Assignment of Policies....................37

     Withholding...........................................37

     Taxation of Accelerated Death Benefits................37

     Other Tax Issues......................................37

EMPLOYEE BENEFIT PLANS.....................................37

LEGAL PROCEEDINGS..........................................37

LEGAL OPINION..............................................37

INDEPENDENT AUDITORS.......................................38

REGISTRATION STATEMENT.....................................38

FINANCIAL STATEMENTS.......................................38

     Variable Life Separate Account Financial Statement
     (as of September 30, 1997)............................39

     The Principal Financial Group Financial Statement
     (as of September 30, 1997)............................42

     Report of Independent Auditors........................46

     Variable Life Separate Account
     Financial Statements..................................47

     Report of Independent Auditors........................59

     The Principal Financial Group(R)
     Financial Statements..................................60

APPENDIX - ILLUSTRATIONS OF POLICY
VALUES AND DEATH BENEFITS..................................93


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PRINCIPAL MUTUAL LIFE INSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF PRINCIPAL BALANCED FUND, INC., PRINCIPAL BOND FUND, INC., PRINCIPAL CAPITAL ACCUMULATION FUND, INC., PRINCIPAL EMERGING GROWTH FUND, INC., PRINCIPAL HIGH YIELD FUND, INC., AND PRINCIPAL MONEY MARKET FUND, INC. OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THESE FUNDS.

GLOSSARY OF SPECIAL TERMS

     Attained Age - The age last birthday on the prior policy anniversary.


     Division - A part of the Principal Mutual Life Insurance Company Variable Life Separate Account which is invested in shares of an account of a mutual fund.


     Face Amount - The minimum death benefit of a Policy so long as the Policy remains in force.

     General Account - The assets of Principal Mutual Life Insurance Company other than those allocated to any of the separate accounts of Principal Mutual Life Insurance Company.

     Guideline Annual Premium - The level annual payment necessary to provide the future benefit under a Policy, through maturity, based on the 1980 Commissioners Standard Ordinary Mortality Table, a 5% assumed interest rate, and the fees and charges specified for a Policy.

     Internal Revenue Code - The Internal Revenue Code of 1954, as amended, and regulations promulgated thereunder. Reference to the Internal Revenue Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

     Investment  Account  -  An  account   established  under  a  Policy  for  a
policyowner with respect to a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.

     Maturity Date - The policy anniversary following the insured's 95th birthday.

     Monthly Date - The day of the month which is the same as the policy date. For example, if the policy date is June 10, 1996, the first monthly date is July 10, 1996.


     Mutual Fund - Principal Variable Contracts Fund, Inc., or other registered open-end investment companies substituted therefor or added for investment by a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.


     Policy date - The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company.

     Policy Years and Anniversaries - The policy years and anniversaries computed from the policy date. Example: If the policy date is May 5, 1996, the first policy year ends on May 4, 1997 and the first policy anniversary falls on May 5, 1997.


     Principal Mutual Life Insurance Company Variable Life Separate Account - A separate account established by Principal Mutual Life Insurance Company under Iowa law to receive premiums under the Policies offered by this Prospectus and other variable life insurance contracts issued by Principal Mutual Life Insurance Company.


     Prorated Basis - In the same proportion as the value of a particular investment account for a Policy bears to the total value of all investment accounts for that Policy.


     Valuation Date - The date as of which the net asset value of an account of a mutual fund is determined.

     Valuation Period - The period between the time as of which the net asset value of an account of a mutual fund is determined on one valuation date and the time as of which such value is determined on the next following valuation date.


     Written Request - Actual delivery to Principal Mutual Life Insurance Company at its home office in Des Moines, Iowa, of a written notice or request on a form supplied or approved by Principal Mutual Life Insurance Company.

SUMMARY

     THE FOLLOWING SUMMARY INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

The Policy

     The Policy is designed to provide a policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the amount of life insurance proceeds payable under the Policy. A policyowner may, subject to certain limitations, vary the frequency and amount of premium payments. The Policy allows a policyowner to adjust the amount of life insurance payable, without having to purchase a new Policy, by increasing or decreasing the face amount. Thus, as insurance needs or financial conditions change, a policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. The Policy is a life insurance contract with a death benefit, accumulated value, and other features traditionally associated with whole life insurance. It is called "flexible premium" because unlike traditional insurance contracts, there is no fixed schedule of premium payments, although a minimum premium is required during the first twelve policy months. Each policyowner establishes a preferred schedule of premium payments (planned periodic premiums).

     The Policy is called "variable" because the accumulated value, duration of coverage and, under certain circumstances, the death benefit may increase or decrease depending upon the investment experience of the Division or Divisions of the Separate Account to which premium payments, less a premium tax charge of 2% and a 5% sales load, have been allocated. Generally, favorable investment experience will increase a Policy's accumulated value and unfavorable investment experience will reduce its accumulated value. Prospective purchasers of a Policy should be aware that there is no guarantee of accumulated value in a Policy.

Principal Mutual Life Insurance Company Variable Life Separate Account


     The Separate Account is a separate account established by the Company pursuant to the insurance laws of the State of Iowa and is organized as a unit investment trust under the Investment Company Act of 1940. Policyowners may select from six Divisions of the Separate Account. Each Division invests exclusively in shares representing interests in a corresponding Account of the Principal Variable Contracts Fund, Inc. (the "Fund"). (The Company may form other Divisions of the Separate Account or other separate accounts in the future, thereby creating additional investment choices under a Policy.) Each Account has a different investment objective. The Separate Account is administered and accounted for as part of the general business of the Company, but the income, gains, or losses of the Separate Account are credited to or charged against the assets held in the Separate Account in accordance with the terms of the Policy, without regard to other income or gains or losses arising out of any other business that the Company conducts. The assets of the Separate Account will be available to cover the liabilities of the Company's general account only to the extent that the assets of the Separate Account exceed the liabilities of the Separate Account arising under the Policies.


Premiums

     An initial payment is required as the first premium. This required initial premium payment is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the current monthly deduction and surrender charge. Payment of a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). The Company allows payments in accordance with the planned periodic premium schedule established by the policyowner in the application (annual, semi-annual, quarterly, or pre-authorized withdrawal payments of premium on a monthly basis). However, if the minimum monthly premium is less than $30 ($15 if the insured is ages 0-14), only a planned periodic premium schedule that would result in a payment of $30 or more ($15 or more if the insured is ages 0-14) will be made available to the policyowner. The Company also allows unscheduled premium payments of $30 or more. The planned periodic premium schedule indicates the preference of the policyowner only, and other than payment of the Minimum Required Premium, payment of premiums is not required. (However, the death benefit guarantee premium must be paid to maintain the death benefit guarantee rider. See "Death Benefit Guarantee Rider.") Changes in frequency, as well as increases or decreases in the amount of planned periodic premiums, may be made. However, the total of all premiums, planned and otherwise, cannot exceed the current maximum premium limitations set forth in the Internal Revenue Code to qualify a Policy as a life insurance contract. At any time there is an outstanding policy loan, if a payment cannot be identified as a premium payment, it will be considered a loan repayment.

     The initial premium payment and all other premium payments received during the first 45 days from the policy date, after deduction of the premium tax charge of 2% and the 5% sales load, are allocated to the Money Market Division of the Separate Account. On the 46th day from the policy date, the accumulated value held in the Money Market Division is transferred to the Divisions in accordance with the policyowner's direction for allocation of premium payments. Premium payments received after the first 45 days from the policy date are allocated among the Divisions in accordance with the directions in the application for the Policy.

Charges and Deductions

     There is a premium expense charge deducted from each premium payment. The amount remaining after deduction of the premium expense charge is the "net premium." The premium expense charge includes a sales load of 5% to partially compensate the Company for sales expenses incurred with respect to the Policy. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Also included in the premium expense charge is a charge of 2% for premium taxes. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     There is a monthly deduction from the Policy's accumulated value in the Divisions equal to the cost of insurance, the cost of additional benefits provided by riders attached to the Policy and a monthly administration charge which is guaranteed never to exceed $5.00 per month. The current monthly administration charge for a Policy is $4.75 per month.

     The cost of insurance charge is calculated on each monthly date. The cost of insurance rate is based on the sex (where allowed by law), attained age, and risk classification of the insured. Current monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed the maximum rates based upon the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables, age last birthday. Where allowed by law, the table used will be male or female according to the sex of the insured. Additionally, the guaranteed maximum cost of insurance rates will reflect the insured's risk classification.

     A mortality and expense risks charge will be imposed on a daily basis on the assets of each Division. The current mortality and expense risks charge is
 .0020548% on a daily basis (.75% on an annual basis) and is guaranteed to not exceed .0024658% on a daily basis (.90% on an annual basis).

     A charge consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed for total surrender of a Policy or termination of a Policy for insufficient value. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender. There is no surrender charge imposed upon partial surrenders of accumulated value.

     A transaction charge of $25 is imposed on transfers of accumulated value between Divisions exceeding four per policy year. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed upon partial surrenders of accumulated value.

     An investment advisory fee is charged against the assets of each mutual fund to compensate the Fund's investment advisor. In addition, each mutual fund incurs other normal expenses of corporate operation.

Maturity Proceeds

     If the insured under a Policy is living on the Policy's maturity date, which is the Policy anniversary following the birthday on which the insured reaches age 95, the Company will pay the Policy's maturity proceeds to the policyowner. A Policy's maturity proceeds are the Policy's accumulated value less any Policy loans and unpaid loan interest on the maturity date. If maturity proceeds are paid under a Policy, the Policy terminates with no further benefits payable. On the Policy's maturity date, the Company will pay the excess of the Policy's face amount over the maturity proceeds, provided certain conditions are met. (See "Death Benefit Guarantee Rider.")

Death Benefit and Proceeds

     The death proceeds under a Policy are payable to the beneficiary when the insured dies, subject to all provisions and conditions of the Policy. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus proceeds from any benefit riders on the insured's life, less any Policy loans and loan interest, and less any overdue monthly deductions if the insured dies during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy, subject to certain restrictions. The Company pays interest on the death proceeds from the date of death until the date of payment or until applied under a benefit option. Interest is at a rate the Company determines, but not less than required by state law.

     There are two options available for the death benefit under a Policy. If a policyowner selects Option 1, the death benefit will be equal to the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage specified in the Internal Revenue Code. If a policyowner selects Option 2, the death benefit will be the greater of the face amount of the Policy plus the accumulated value on the date of death or the accumulated value on the date of death multiplied by the applicable percentage.

     A policyowner may make a written request to change the death benefit option on or after the first Policy anniversary. Any change must be approved by the Company before it takes effect. Changes in death benefit option are limited to two per policy year. If the request is to change from Option 1 to Option 2, the face amount will be reduced by the amount of the accumulated value of the Policy on the effective date of the change. A request to change from Option 1 to Option 2 will not be approved if the face amount in effect after the change would be less than $25,000. Evidence of insurability satisfactory to the Company under its underwriting rules then in effect may be required on a change from Option 1 to Option 2. If the request is to change from Option 2 to Option 1, the face amount will be increased by the amount of the accumulated value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option 2 to Option 1. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company.

Adjustment Options

     Subject to certain conditions, the face amount of a Policy may be adjusted upon the written request of the policyowner. Any written request to adjust the face amount of a Policy must be approved by the Company. No request to adjust the face amount of a Policy will be approved if a Policy is in a grace period or if monthly deductions are being waived under a rider. In addition, a decrease in face amount may be requested only after the first Policy anniversary and may not reduce the face amount of a Policy below $25,000. A requested face amount increase must be at least $5,000 and is subject to evidence of insurability satisfactory to the Company under its underwriting rules then in effect. Any adjustment in face amount of a Policy will be effective on the monthly date that coincides with or next follows the date the Company approves the request, subject to a payment by the policyowner in an amount not less than the new minimum monthly premium for the Policy after any such increase in face amount. The new minimum monthly premium will take into account the Policy's surrender value. There are no charges assessed in connection with adjustments of a Policy, although an increase in face amount will result in surrender charges applicable to the increase.

Policy Values

     The Policy provides for accumulated value. The Policy's accumulated value will reflect the amount and frequency of premium payments, the investment experience of the chosen Division or Divisions, surrenders of accumulated value, Policy loans and loan interest, interest earned on amounts in the loan account, transaction charges, and other charges and deductions imposed in connection with the Policy and the Separate Account. A Policy has no minimum guaranteed accumulated value. A Policy's "surrender value" is its accumulated value less the amount of the surrender charge, if any. A Policy's "net surrender value" is its surrender value less Policy loans and loan interest. The net surrender value of a Policy is the amount available to a policyowner upon total surrender.

     An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. When amounts are allocated or transferred to a Division, units are credited to the applicable investment account. When amounts are deducted or transferred from a Division, units of the applicable investment account are cancelled. The number of units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs.

     The unit value of a Division is determined on each valuation date. The unit value of each Division was established at $10.00 at the time the Division was formed. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying the unit value on the previous valuation date by the net investment factor for the current valuation period. The net investment factor of a Division measures the investment performance of the Division and determines changes in unit value from one valuation period to the next valuation period. The investment account value for each Division of the Separate Account is equal to the number of units in that investment account multiplied by that Division's unit value. A Policy's accumulated value is equal to the total of the Policy's investment account values and any amounts in the Policy's loan account.

Transfers

     Transfers of accumulated value between Divisions may be made by a policyowner four times per policy year without charge. All transfers with the same effective date count as one transfer. Transfers in excess of four per policy year are subject to a transaction charge of $25. The Company has reserved the right to revoke or modify transfer privileges and charges.

Policy Loans

     A policyowner may borrow against the accumulated value of the Policy at any time the Policy has loan value. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. A Policy's loan value is determined as of the loan date. The loan date is the date a written request for a policy loan is processed by the Company. Any loan must be in at least the minimum amount of $500. At the time the policy loan is made, a portion of the Policy's accumulated value equal to the loan amount is transferred from the Separate Account to the loan account maintained for the Policy in the Company's general account. Loan interest is payable at the end of each policy year. All policy loans and loan interest will be deducted from proceeds payable at the insured's death, upon maturity, or upon total surrender.

     A policyowner may choose how much of the loan amount is withdrawn from each of the Divisions. If no choice is made, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     Accumulated value held in the loan account earns interest daily at an effective annual rate of six percent. Interest earned on the loaned portion of the accumulated value is allocated on the Policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments.

     Interest is charged on policy loans at an effective annual rate of eight percent during any period the loan is outstanding. Interest accrues on a daily basis from the date of the loan and is compounded annually. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred from the Divisions to the loan account in the proportion directed by the policyowner. If no direction is made by the policyowner, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     A Policy loan and unpaid loan interest may be repaid in whole or in part at any time while the Policy is in force. The minimum loan repayment amount is $30.00 or the outstanding loan amount, if less. When a loan repayment is made, accumulated value in the loan account equal to the loan repayment will be allocated among the Divisions in the proportion currently designated by a policyowner for allocation of premium payments.

Surrender, Termination and Reinstatement

     A policyowner may elect to make a total surrender of the Policy and receive its net surrender value determined as of the date the Company receives the policyowner's written request. A surrender charge is imposed upon total surrender of a Policy at any time within the first ten years after the policy date. The surrender charge will be waived if the Policy is surrendered in connection with an exchange offer for another policy issued by the Company. In addition, any increase in face amount is subject to a surrender charge at any time within ten years after the effective date of the adjustment. After the first policy year, the policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. A partial surrender must be in at least the minimum amount of $500 and cannot exceed 50% of the Policy's net surrender value at the time partial surrender is requested. A transaction charge of the lesser of $25 or two percent of the amount of the partial surrender is imposed on each partial surrender. The Policy's accumulated value is reduced by the amount of any partial surrender plus the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount is also reduced by the amount of the partial surrender plus the transaction charge.

     Failure to make a planned periodic premium or additional premium payments may cause termination of a Policy. A notice of impending termination of a policy will be sent if:

     1.  The net  surrender  value of a Policy on any monthly  date is less than
         the  monthly   deduction  and  the  death  benefit   guarantee  premium
         requirement has not been satisfied; or

     2. During the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date.

     The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the data page; and

     2. Is one plus the number of complete months since the policy date.

     The notice of impending termination will show the 61-day grace period during which the Company will accept payment required to keep the Policy in force. If a grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. If a grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1. The Minimum Required Premium due on the next following monthly date;

          LESS

     2. The sum of the premiums paid since the policy date.

     If the grace period ends before the Company receives the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy, which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2. Is the two monthly deductions applicable during the grace period.

     In the event the 61-day grace period expires without a payment by the policyowner at least equal to the minimum payment, the Policy will terminate.

     Once a Policy has terminated as a result of insufficient value, the policyowner may make a written request to reinstate the Policy at any time within three years after the date of termination, so long as the insured is alive and it is prior to the Policy's maturity date. Satisfactory proof of insurability and payment of a reinstatement premium of at least the greater of
(1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required for reinstatement. Repayment or reinstatement of policy loans and loan interest which remained unpaid on the date the Policy terminated is also required.

Policy "Free Look"


     A policyowner has the limited right to return a Policy for cancellation and receive a refund of all premiums paid (Accumulated Value for policies applied for in the state of California by Policyowners). The Written Request for cancellation, along with return of the Policy, must be made within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after the Policy is received by the policyowner, within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after written notice of this right is provided to the policyowner, or within 45 days after the policyowner completes the Policy application, whichever is later. For Policies applied for in the state of California, the amount refunded is equal to (1) plus (2) plus (3) where:


     1. Is  the  Policy  Value  as  of  the   date  the  Company   receives  the
        policyowner's Written Request for cancellation; and

     2. Is the Premium Expense Charge(s) deducted from gross premiums; and

     3. Is the Monthly Policy Charge(s) deducted from the Policy Value.

Distribution of the Policy

     The Company may offer the Policy in states and jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents and brokers who represent the Company and are registered representatives of Princor Financial Services Corporation, the principal underwriter of the Policies, or registered representatives of other broker-dealers which Princor Financial Services Corporation selects and the Company approves.

Tax Consequences of the Policy

     The Policies will be treated as life insurance contracts under provisions of the Internal Revenue Code so long as certain definitional tests of Section 7702 of the Internal Revenue Code are met and so long as the investments of the Separate Account meet the diversification requirements of Section 817(h) of the Internal Revenue Code. The Company has designed the Policy to meet these criteria. Thus, the death benefit under a Policy should be fully excludable from the gross income of the beneficiary. In addition, the policyowner should not be taxed on any part of the accumulated value, unless in the first 15 years of a Policy a cash distribution is made as a result of a change in the benefits under (or in other terms of) the Policy, such as a partial or total surrender of accumulated value which causes a reduction in the face amount. Such a distribution will be taxable to the extent of income in the Policy, as limited by the applicable recapture ceiling as set out in Section 7702(f)(7)(C) or (D) of the Internal Revenue Code. Also, partial surrender may result in taxable income to the policyowner to the extent distributions (or deemed distributions) exceed total investments (generally premiums paid) in the Policy to the date of surrender. If, however, the Policy is considered a modified endowment contract under the terms of the Technical and Miscellaneous Revenue Act of 1988, all distributions under the Policy would be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including policy loans, total or partial surrenders or the assignment or pledge of any portion of the accumulated value of the Policy) would be includable in gross income to the extent that the accumulated value of the Policy exceeds the policyowner's investment in the contract. (See "Tax Status of the Company and the Separate
Account.") Policyowners are advised to consult with their own tax advisors regarding tax treatment of the Policies.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $56.8 billion in assets under management and serves more than 9.7 million individuals and their families.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

     The Separate Account was established on November 2, 1987, pursuant to a resolution of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance law and regulation the income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains or losses of the Company. The assets of the Separate Account, equal to the reserves and other liabilities arising under the Policies, are not chargeable with liabilities arising out of any other business conducted by the Company. In addition, all income, gains or losses, whether or not realized, and expenses with respect to a Division shall be credited to or charged against such Division without regard to income, gains or losses, or expenses of any other Division. The assets of the Separate Account are held with relation to the Policies described in this Prospectus. The assets of the Separate Account may also, in the future, be derived from other flexible premium and scheduled premium variable life insurance contracts. Also, although the assets maintained in the Separate Account attributable to the Policies will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under Policies, including the promise to make benefit payments, are general corporate obligations of the Company. The Separate Account is organized as a unit investment trust under the Investment Company Act of 1940.

     The Company is taxed as a life insurance company under the Tax Reform Act of 1984, as amended. The operations of the Separate Account are part of the total operations of the Company, but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability.

     The Separate Account is not affected by federal income taxes paid by the Company with respect to its other operations and, under existing federal income tax law, investment income and capital gains attributable to the Separate Account are not taxed. The Company reserves the right to charge the Separate Account with, and create a reserve for, any tax liability which the Company determines may result from maintenance of the Separate Account. To the best of the Company's knowledge there is no current prospect of such liability.


     A policyowner directs the Company to allocate premium payments, less premium expense charges, among the Divisions which invest exclusively in shares of corresponding Accounts ("Account" or "Accounts") of the Fund. These Accounts also offer their shares to separate accounts of the Company to fund variable annuity contracts. See "Eligible Purchases and Purchase of Shares" in the Fund's Prospectus for a discussion of the potential risks associated with "mixed funding." The Balanced Division invests only in shares of the Balanced Account (formerly known as Principal Balanced Fund, Inc.), the Bond Division invests only in shares of the Bond Account (formerly known as Principal Bond Fund, Inc.), the Capital Value Division invests only in shares of the Capital Value Division (formerly known as Principal Capital Accumulation Fund, Inc.), the High Yield Division invests only in the High Yield Account (formerly known as Principal High Yield Fund, Inc.), the MidCap Division invests only in the MidCap Account (formerly known as Principal Emerging Growth Fund, Inc.) and the Money Market Division invests only in the Money Market Account (formerly known as Principal Money Market Fund, Inc.)

     Balanced Account -- The investment objective of the Balanced Account is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the investment advisor's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. In seeking to achieve the investment objective, this Account invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. This Account may also invest in other equity securities and debt securities issued or guaranteed by the United States government and its agencies or instrumentalities. This Account seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. Principal Management Corporation (formerly known as Princor Management Corporation) (the "Manager") will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal. The portions of the Account's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Account's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.

     Bond Account -- The investment objective of the Bond Account is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. In seeking to achieve the investment objective, this Account will predominantly invest in marketable fixed-income debt securities. Investments will be made generally on a long-term basis, but this Account may make short-term investments from time to time as deemed prudent by the investment advisor. Longer maturities typically provide better yields but will subject this Account to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change. The market price of fixed-income securities such as those purchased by this Account is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of this Account. The value of fixed-income securities may also be affected by changes in the credit rating or financial condition of the issuer.

     Capital Value Account -- The principal objective of the Capital Value Account is long-term capital appreciation and growth of future investment income. The assets of this Account consist principally of a portfolio of common stocks. The value of the investments held by this Account fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of this Account's management to anticipate changes in such investments necessary to meet changes in economic conditions. Historically, the value of a diversified portfolio of common stocks such as invested in by the Capital Value Account, held for an extended period of time, has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the values of such common stocks have declined while the cost of living was rising.

     High Yield Account -- The primary investment objective of High Yield Account is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Account invests primarily in high yielding (high risk), lower or non-rated fixed-income securities, commonly known as junk bonds, constituting a diversified portfolio which the investment advisor believes does not involve undue risk to income or principal. The market value of this Account's investments will change in response to changes in interest rates and other factors. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The Fund's prospectus provides a thorough description of the risks associated with junk bonds which should be read before allocating premium contributions to the High Yield Division.

     MidCap Account -- The objective of the MidCap Account is to achieve capital appreciation by investing primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the investment advisor, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. This Account will seek to be relatively fully invested at all times in equity securities. From time to time, this Account may, for defensive purposes and without limit as to the proportion of assets invested, hold varying proportions of cash, United States government securities, nonconvertible securities and straight debt securities.

     Money Market Account -- The Money Market Account has an investment objective of obtaining maximum current income available from short-term securities consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. This Account invests in United States dollar denominated instruments having a maturity of 397 days or less that the Account's Manager, subject to the oversight of the Fund's board of directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. See the Fund's prospectus for details. The value of the investments held by this Account may fluctuate, although the net asset value per share is normally expected to remain at $1. However, its yield will vary with changes in short-term interest rates. Over the last two decades there has been a general correlation between short-term interest rates and the cost of living, but there has been no exact correlation and for some periods such rates have declined while the cost of living was rising.

     Policyowners make their own decisions on the allocations to and between the Divisions, based upon their unique circumstances and perceptions of economic conditions. Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and expenses, is given in the prospectus which accompany this Prospectus. It should be read in conjunction with this Prospectus.

     The investment advisor to the mutual funds is Principal Management Corporation which is a wholly-owned subsidiary of Princor Financial Services Corporation, which is a wholly-owned subsidiary of Principal Financial Group, Inc., which is a wholly-owned subsidiary of the Company. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each Account's daily average net assets is charged monthly against Bond Account, Capital Value Account and Money Market Account. The current investment management fee at an annual rate of .60% of the average daily net assets is charged monthly against Balanced Account and High Yield Account. The current investment management fee at an annual rate of .65% of the first $100 million of the fund's average daily net assets and .60% of the next $100 million of the fund's average daily net assets is charged monthly against MidCap Account.


PREMIUMS

Purchase Procedures

     To apply for a Policy, a completed application, including any required supplements, must be submitted to the Company through the agent or broker selling the Policy. If interim coverage is desired, a payment in at least the required minimum initial premium amount must be submitted with the completed application. The required minimum initial premium amount for any Policy (including a Policy issued on an application submitted without an accompanying payment) is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the Policy's current monthly deduction and surrender charges. The Company will not issue policies to insure persons over age 75. Applicants for insurance must furnish satisfactory evidence of insurability. Acceptance is subject to the Company's insurance underwriting guidelines and suitability rules and procedures. The Company reserves the right to reject any application or related premium if in the view of the Company, the Company's insurance underwriting guidelines and suitability and procedures are not satisfied. The minimum face amount for a Policy at issue is $25,000. The Company reserves the right to revise its rules from time to time to specify either a higher or a lower minimum face amount.

     If a payment in at least the required minimum initial premium amount is submitted with the completed application, then a conditional receipt is given to the applicant, reflecting receipt of the initial payment and outlining any interim coverage in effect until the Company either issues or declines to issue a Policy. Subject to variations by state based on differing state requirements, the terms of the conditional receipt are described in this paragraph. If all of the conditions precedent set forth in the conditional receipt are fulfilled exactly, interim coverage under the conditional receipt will take effect on the date upon which all initial application requirements have been completed. The initial application requirements consist of full completion and signing of the application and all necessary supplements, and any medical exams and tests required by the Company's published rules. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable on a standard or more favorable basis; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only on a basis less favorable than standard. Interim coverage provided under the conditional receipt ends on the earliest of: (1) 75 days after the date coverage commenced under the conditional receipt, (2) the date the Company mails the proposed owner a premium refund and notice that the Company will not consider the application on a prepaid basis, (3) the date the Company mails the proposed owner a premium refund and a notice that no Policy will be issued on the application, or (4) the date a Policy is presented to the proposed owner (whether or not accepted by the proposed owner).


     Pending receipt of approval by New York of the conditional receipt described above, a different conditional receipt will continue to be used in that state. Under the conditional receipt in use in New York, interim coverage starts on the later of: (1) the date of completion of the application and supplements thereto or (2) the date any required medical exam or other medical tests are completed. However, if all the conditions of the receipt are met except any required medical exam or test, insurance is provided under the conditional receipt not to exceed the maximum amount available based on the Company's underwriting rules without the medical exam or test. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable at the Company's Standard rate or at the rate applied for or at a better rate; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only at a higher premium rate than the Company's standard premium rate and the premium rate applied for. Interim coverage provided under the conditional receipt ends on the earlier of:
(1) five days after a nonacceptance notice is mailed by the Company to the applicant, (2) the day before the policy date when the Policy is issued as applied for, (3) the date a Policy issued other than as applied for is presented to the applicant for acceptance, or (4) 75 days after the date coverage commenced under the conditional receipt.

     Another conditional receipt is used in the state of Kansas. It provides that interim coverage starts on the date on which all initial application requirements are completed. The amount of interim coverage is the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable on a standard or more favorable basis; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only on a basis less favorable than standard. Interim coverage provided under the conditional receipt ends on the earliest of: (1) the date the Company mails the proposed owner a premium refund and notice that the Company will not consider the application on a prepaid basis, (2) the date the Company mails the proposed owner a premium refund and notice that no policy will be issued on the application, or (3) the date a policy is presented to the proposed owner (whether or not accepted by the proposed owner).


     If the Company determines to issue a Policy and has received the required minimum initial premium, the Policy will be given a policy date. The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company. The Company does not date Policies on the 29th, 30th or 31st day of any month of the year. Policies which would otherwise be dated on these days except for this rule will be dated on the 28th day of the month. The policy date is shown on the Policy's data pages.

Payment Of Premiums

     Premiums must be paid to the Company at its home office. There is no fixed schedule of premium payments on a Policy, either as to the amount or timing of the payments, although a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A policyowner may determine, within specified limits, the planned periodic premium schedule for the Policy. These limits will be set forth by the Company and will include a minimum initial premium payment. Planned periodic premium schedules may provide for annual, semi-annual, quarterly or monthly withdrawal payments. A "pre-authorized withdrawal" allows the Company to deduct premiums, on a monthly basis, from the policyowner's checking or other financial institution account. The policyowner is not required to pay planned periodic premiums. Failure to make any premium payment will not necessarily result in termination of a Policy provided that (1) any Minimum Required Premium is paid and the Policy's net surrender value equals or exceeds the monthly deduction on the current monthly date or (2) the death benefit guarantee rider is in effect. Likewise, payment of premiums in accordance with the planned periodic premium schedule does not guarantee that the Policy will stay in force if the Policy's net surrender value is not at least equal to the current monthly deduction on the monthly date, unless such premiums meet the death benefit guarantee premium requirement.


     The Company will send premium reminder notices in accordance with planned periodic premium schedules. Premium payments may also be made by unscheduled premium payment made to the Company at its home office or by payroll deduction where allowed by law and approved by the Company. During the nine month period ended September 30, 1997 the Company received premium payments totaling $8,064,760.


Premium Limitations

     In no event can the total of all premiums paid exceed the current maximum premium limitations required by the Internal Revenue Code in order to qualify a Policy as a life insurance contract. The premium limitations are imposed in order to assure favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the maximum premium limitations specified in the Internal Revenue Code. No premium payment may be less than $30, except the minimum monthly premium for Policies issued to insure persons ages 0 to 14 may be no less than $15. Premium payments less than the minimum amount will be returned to the policyowner.

     It is possible a premium payment could increase a Policy's death benefit by more than it increases the Policy's accumulated value because of the manner in which the Policy's death benefit is calculated. In order to qualify a Policy as a life insurance contract under provisions of the Internal Revenue Code, the death benefit must be at least equal to an applicable percentage of the accumulated value. This percentage starts at 250% for insureds age 40 and under and grades down to 100% for insureds age 95. For example, a hypothetical Policy insuring the life of a 35-year old with an accumulated value of $20,000 must have a death benefit in at least the amount of $50,000 ($20,000 x 250%, the applicable percentage). Suppose a premium is paid that, after deduction of the premium expense charge, increases this hypothetical Policy's accumulated value by $1,000. The Internal Revenue Code test requires that the death benefit for the hypothetical Policy be at least $52,500 ($21,000 x 250%). Hence, if the death benefit before the premium were $50,000, the $1,000 increase in accumulated value would produce a $2,500 increase in the death benefit of this hypothetical Policy. In such a situation where a premium payment increases a Policy's death benefit by more than it increases the Policy's accumulated value, the Company reserves the right to refund the premium payment. Evidence of insurability under the Company's current underwriting rules then in effect may be required before acceptance of any such premium.

Allocation Of Premiums

     The initial premium payment, less the premium expense charge, is allocated to the Money Market Division of the Separate Account on the later of the policy date or the end of the valuation period during which the first premium is received. Any additional premiums received at the home office of the Company during the first 45 days from the policy date, less premium expense charges, will be allocated to the Money Market Division. On the 46th day from the policy date, accumulated value held in the Money Market Division is automatically transferred to the Divisions of the Separate Account in accordance with the policyowner's direction for allocation of premium payments.

     Premium payments received after expiration of the initial 45-day period described above are allocated among the Divisions in accordance with the directions in the application for the Policy. For each Division, the allocation percentage must be zero or a whole number not less than ten. The sum of the percentages for all the Divisions must equal 100. The policyowner may change the allocation of future premium payments among the Divisions without payment of any fee or penalty, at any time, by written request to the Company. Allocation percentages must be approved by the Company. New allocation percentages, once approved by the Company, will be effective as of the date written request was received at the home office of the Company.

Policy "Free Look"


     The policyowner has a limited right to return the Policy for cancellation and receive a refund in an amount equal to the premiums paid (For policies applied for in the state of California, the amount refunded is determined as set forth below). The request to cancel a Policy must be in writing. The Written Request and the Policy must be personally delivered or mailed (as determined by its postmark) to the home office of the Company or to the agent or broker who sold the Policy before the later of:

     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after the Policy is received by the policyowner;


     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after a written notice is delivered or mailed (as determined by its postmark) to the policyowner which tells about the cancellation right; or

     o  45 days after the policyowner completes the application.

     For Policies applied for in the state of California by persons age 60 or over, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is  the  Policy   Value  as  of  the  date  the  Company   receives  the
        policyowner's Written Request for cancellation; and

     2. Is the Premium Expense Charge(s) deducted from gross premiums; and

     3. Is the Monthly Policy Charge(s) deducted from the Policy Value.

     Any increase in face amount will carry its own free look period. If the Company does not approve a requested face amount increase or the policyowner cancels a request for face amount increase that has not yet become effective, the Company will refund to the policyowner any payment submitted with the proposed face amount increase. If on or after the effective date of the increase the policyowner exercises the limited right to cancel the face amount increase, then the Company will refund to the policyowner only that portion of the premiums paid with the adjustment application and during the free look period attributable to the face amount increase, unless directed otherwise by the policyowner. The portion of the premiums paid attributable to the face amount increase is determined by use of the ratio guideline annual premiums for the increase to guideline annual premiums for the Policy. The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value, unless the policyowner and the Company agree on another method of refund.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments.")

Policy Termination

     An initial minimum premium payment is required to commence coverage under a Policy. A minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A notice of impending termination of a Policy will be sent if, during the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date.
The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1. Is the minimum monthly premium shown on the data page; and

     2. Is one plus the number of completed months since the policy date.

     Further, a notice of impending termination of a Policy will be sent if the net surrender value of the Policy is not at least equal to the monthly deduction on the current monthly date, and the death benefit guarantee premium requirement has not been satisfied. (See "Death Benefit Guarantee Rider.")

     The grace period begins when a notice of impending termination is mailed to a policyowner. The notice will be sent to the last post office address of the policyowner known to the Company. It will show the minimum payment required to keep the Policy in force. The notice will also show the 61-day period during which the Company will accept the required payment.

     If the grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1. The Minimum Required Premium due on the next following monthly date.

         LESS

     2. The sum of the premiums paid since the policy date.

     If the grace period ends before receipt by the Company of the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2. Is the two monthly deductions applicable during the grace period.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments.")

     If the grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. This payment is intended to reimburse the Company for the monthly deductions during the 61-day grace period and provide sufficient accumulated value to pay the monthly deduction for the first monthly date following the grace period. There is no guarantee the amount requested at the beginning of the grace period will be sufficient to actually meet the three monthly deductions as they are processed. Should the Policy's net surrender value not at least equal the monthly deduction on any monthly date, a new 61-day grace period will commence.

     The Policy will continue in force through a grace period; but, if the required payment is not received by the Company during the 61-day period, the Policy will terminate as of the monthly date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the policy proceeds will be reduced by the amount of the monthly deduction or deductions due and unpaid at the insured's death, as well as by loans and unpaid loan interest.

     A Policy will also terminate if the policyowner makes a total surrender of the Policy, the death proceeds under the Policy are paid or the maturity proceeds under the Policy are paid. When a Policy terminates for any reason, all policy privileges and rights of the policyowner under the Policy end.

Reinstatement

     A policyowner may, however, reinstate a Policy which terminated as a result of insufficient premium payment, subject to certain conditions. A Policy may be reinstated only prior to the maturity date and while the insured is alive. The application for reinstatement must be personally delivered or mailed to the Company at its home office within three years of a Policy's termination. (In some states, the Company is required by law to provide a longer period of time within which a Policy may be reinstated.) Satisfactory proof of insurability based upon the Company's underwriting rules then in effect and payment of a reinstatement premium of at least the greater of (1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required. Payment of monthly deductions for the period of termination is not required. If a policy loan or loan interest was unpaid at the time of termination, the Company will require repayment or reinstatement of the loan and any loan interest before permitting reinstatement of the Policy. Loan interest will not be charged for the period the Policy was terminated. Reinstatement will be effective on the next monthly date following the Company's approval of the reinstatement application. The policy date of the Policy will remain the original policy date and will not be changed at reinstatement, although surrender charges for total surrender following reinstatement will resume at the rate charged at the time of the Policy's termination, as adjusted for the payment of past due premiums, if any. Upon reinstatement of a Policy, all the rights and privileges of the owner are restored.

DEATH BENEFITS AND RIGHTS

Death Proceeds

     As long as a Policy remains in force, the Company will, upon proof of the insured's death, pay the death proceeds under the Policy to the named beneficiary in accordance with the designated death benefit option. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus the proceeds from any benefit rider on the insured's life, less any loan and loan interest on the Policy, and less any overdue monthly deductions if the insured died during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy. The Company pays interest on the death proceeds from the date of death until date of payment or until applied under a benefit option. Interest on death proceeds is at a rate the Company determines, but not less than required by state law.

Death Benefit

     The Policy provides two death benefit options: Option 1 and Option 2. The policyowner designates the death benefit option in the application. Both Option 1 and Option 2 provide insurance protection combined with the opportunity for increasing accumulated value. Under Option 1, the amount of death benefit remains level (until the accumulated value exceeds certain limits). Under Option 2, the total death benefit increases as the accumulated value increases. Thus, Option 1 emphasizes the growth of accumulated value while Option 2 emphasizes the total available death benefit.

        Option 1

        The death benefit is the greater of the Policy's current face amount or the Policy's accumulated value on the date of death multiplied by the applicable percentage.

        Option 2

        The death benefit is the greater of the Policy's current face amount plus its accumulated value on the date of death or the Policy's accumulated value on that date multiplied by the applicable percentage.

Applicable Percentage

     The Policy provides that the death benefit is at least equal to the amount of insurance proceeds required by the Internal Revenue Code to qualify the Policy as a life insurance contract. That death benefit amount is calculated by multiplying the Policy's accumulated value by an applicable percentage set forth in the Internal Revenue Code based on the insured's age. The applicable percentages are:

                        TABLE OF APPLICABLE PERCENTAGES*

                 (For ages not shown, the applicable percentages
            shall decrease by a pro rata portion for each full year.)
                Insured's Attained Age               %

                        40 and under                250
                        45                          215
                        50                          185
                        55                          150
                        60                          130
                        65                          120
                        70                          115
                        75 through 90               105
                        95                          100

*The Company has reserved the right, where allowed by law, to change or delete the applicable percentages as required by amendments to the Internal Revenue Code.

     Illustration of Option 1. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 1, because the death benefit will be equal to or greater than 250% of the accumulated value under this illustrative Policy, any time the accumulated value of the Policy exceeds $10,000, the death benefit will exceed the Policy's $25,000 face amount. Each additional dollar added to accumulated value above $10,000 will increase the death benefit by $2.50. Similarly, any time accumulated value exceeds $10,000, each dollar taken out of accumulated value will reduce the death benefit by $2.50. If, for example, the accumulated value is reduced from $12,000 to $10,000 because of charges or negative investment performance, the death benefit will be reduced from $30,000 to $25,000. If, however, at any time in this illustration 250% of the accumulated value is less than $25,000 and no partial surrenders have been made, the death benefit will equal $25,000. A partial surrender causes the face amount to decrease by the amount of the partial surrender and the transaction charge.

     Illustration of Option 2. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 2, a Policy with an accumulated value of $5,000 will have a death benefit of $30,000 ($25,000 + $5,000); an accumulated value of $15,000 will yield a death benefit of $40,000 ($25,000 + $15,000). The death benefit under this illustrative Policy, however, must be at least equal to 250% of accumulated value (accumulated value plus 150% of accumulated value). As a result, if the accumulated value of the Policy exceeds $16,667, the death benefit will be greater than the face amount plus accumulated value. Each additional dollar of accumulated value above $16,667 will increase the death benefit by $2.50. A contract on a 40-year old insured that has an accumulated value of $20,000 will provide a death benefit of $50,000 (250% x $20,000). Similarly, any time accumulated value exceeds $16,667, each dollar taken out of accumulated value reduces the death benefit by $2.50. If, for example, the accumulated value is reduced from $20,000 to $17,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $50,000 to $42,500. If, however, at any time in this illustration 250% of the accumulated value were less than $25,000 plus accumulated value, the death benefit would be $25,000 plus the accumulated value of the Policy.

     The Company guarantees that, so long as the Policy remains in force, the death benefit under either death benefit option will never be less than the current face amount of the Policy. However, the death proceeds payable may be less than the death benefit in the event of policy loans, unpaid loan interest or overdue monthly deductions.

Change in Death Benefit Option

     A policyowner may make a written request to change the death benefit option on or after the first anniversary of a Policy. Only two changes in death benefit option are allowed per policy year. There are no charges or fees for changing the death benefit option. Any written request for change in death benefit option must be approved by the Company. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company. A change in death benefit option will affect future cost of insurance charges.

     If the death benefit option is changed from Option 1 to Option 2, the new face amount will be the old face amount decreased by the Policy's accumulated value as determined on the effective date of the change. This change will not be allowed if it will result in a face amount less than the minimum face amount of $25,000. Changing from Option 1 to Option 2 may require evidence of insurability satisfactory to the Company that the insured is insurable for the new death benefit under its underwriting rules then in effect.

     If the death benefit option is changed from Option 2 to Option 1, the new face amount will be the old face amount increased by the Policy's accumulated value as determined on the effective date of the change. Changing from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options

     A policyowner may make a written request to increase the face amount of a Policy at any time, so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. A policyowner may make a written request to decrease the face amount at any time on or after the first Policy anniversary so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. Any written request for adjustment of face amount must be approved by the Company and is subject to these additional conditions:

     1. Any request for an increase in face amount must be applied for by a supplemental application, signed by the insured, and shall be subject to evidence of insurability satisfactory to the Company under its insurance underwriting guidelines and suitability rules and procedures then in effect. The minimum increase in face amount is $5,000. The age of the insured must be 75 or less at the time of the request.

     2. A request for a decrease in face amount must be applied for by a supplemental application, signed by the insured, and may not reduce the face amount of the Policy below $25,000.

     3. Any increase in face amount will be in a risk classification the Company determines.

     4. Any adjustment approved by the Company will become effective on the monthly date that coincides with or next follows the Company's approval of the request.

     Any payment submitted with a proposed face amount increase is held initially in the General Account without interest. If the Company approves the adjustment, then on the effective date of the adjustment the amount of the premium payment so held, less the Premium Expense Charge, is allocated among the Divisions in accordance with the policyowner's existing directions for allocation of premium payments. Net premiums paid after an increase in face amount also are allocated among the Divisions in accordance with the policyowner's existing directions for allocation of premium payments.

     Any increase in face amount will carry its own free look period and exchange right, which apply only to the increase in face amount, not the entire Policy. The policyowner has a limited right to cancel the face amount increase. The request to cancel a face amount increase must be in writing. The written request and the Policy data pages reflecting the increase must be personally delivered or mailed to the home office of the Company or to the agent or broker who sold the face amount increase before the later of:

     o 10 days after Policy data pages reflecting the increase are received by the policyowner;

     o 10 days after a written notice is delivered to the policyowner which tells about the cancellation of face amount increase right; or

     o 45 days after the policyowner completes the application for the face amount increase.

     If the Company does not approve a requested face amount increase or the policyowner cancels a request for face amount increase that has not yet become effective, the Company will refund to the policyowner any payment submitted with the proposed face amount increase. If on or after the effective date of the increase the policyowner exercises the limited right to cancel the face amount increase, then the Company will refund to the policyowner only that portion of the premiums paid with the adjustment application and during the free look period attributable to the face amount increase, unless directed otherwise by the policyowner. Any amount to be refunded will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation of the face amount increase is received in the Company's home office or the request for face amount is disapproved by the Company. (See "Postponement of Payments.") The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value unless the policyowner and the Company agree on another method of refund.

     During the first 24 policy months following issuance of Policy data pages reflecting an increased face amount, but not while the Policy is in a grace period, the policyowner may exchange the increased face amount for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. On the date of exchange, a portion of the Policy's accumulated value attributable to the increase will be transferred to the fixed benefit policy. The portion of the Policy's accumulated value attributable to the increase in face amount is determined by use of the ratio of guideline annual premiums for the increase to guideline annual premiums for the Policy, determined at the adjustment date for the face amount increase.

     Premium payments made under the Policy after exercise of this exchange right will be credited only to the Policy. A new Policy will be issued upon exercise of the exchange right which will require payment of its own premiums. A portion of any policy loan and loan interest may be required to be repaid prior to the exchange or transferred to the new Policy. In all other respects, this exchange right for face amount increases is the same as that available for the purchase of the Policy (See "Right to Exchange Policy.")

POLICY VALUES

Calculation of Accumulated Value

     The Policy's accumulated value is equal to the total of its investment account values and any amounts in the Policy's loan account. An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. A Policy's investment account value for each Division is equal to the number of units in that investment account multiplied by the Division's unit value.

     When an amount is allocated or transferred to a Division, units are credited to the appropriate investment account. When an amount is deducted or transferred from a Division, units of the appropriate investment account are cancelled. The number of units and fractional units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs. The unit value of each Division is determined on each valuation date. The number of units credited or cancelled will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding mutual fund.

Units

     On the later of the policy date or the end of the valuation period during which the first premium is received, the number of units in an investment account equals: (1) the first net premium allocated to that Division; less (2) the monthly deduction withdrawn from that Division for the first policy month; divided by (3) the unit value for that Division on that valuation date. At the end of each valuation period thereafter, the number of units in an investment account equals (1) plus (2) plus (3) less (4) less (5) less (6) where:

     (1)is units in the investment account on the previous valuation date;

     (2)is units credited to the investment account when any additional net premium is allocated to the Division during the current valuation period;

     (3)is units credited for transfers from another Division or from the loan account during the current valuation period;

     (4)is units cancelled for transfers to another Division, transaction charges, or transfers to the loan account to secure a policy loan during the current valuation period;

     (5)is units cancelled for partial surrenders and transaction charges during the current valuation period; and

     (6)is units cancelled to pay the monthly deduction from the Division whenever a valuation period includes a monthly date.

Unit Values

     The unit value of each Division's units was initially established at $10.00. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying (1) by (2) where:

     (1) is the Division's unit value on the previous valuation date; and

     (2) is the net investment factor for the current valuation period.

     The unit value of each Division's units on any day other than a valuation date is the unit value as of the next valuation date.

Net Investment Factor

     The net investment factor measures the investment performance of each Division and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is equal to:

     1.  The quotient obtained by dividing:


         a. the net asset value of a share of the underlying Account as of the end of such valuation period, plus the per share amount of any dividend or other distribution made by that Account during such valuation period (less any amount charged against the Division for taxes or any amount set aside during the valuation period by the Company to provide for taxes attributable to the operation or maintenance of that Division); by

         b. the net asset value of a share of that Account as of the end of the immediately preceding valuation period;


     LESS

     2. a current mortality and expense risks charge of .0020548% on a daily basis (.75% on an annual basis) for the number of days within such valuation period. The mortality and expense risks charge is guaranteed not to exceed .0024658% on a daily basis (.90% on an annual basis).

     The amount of any taxes charged against a Division or set aside and the amount derived from the mortality and expense risks charge will be accrued daily and will be transferred from the Separate Account to the general account of the Company at the discretion of the Company.

Valuations in Connection with a Policy

     All valuations in connection with a Policy, i.e., determining units to be credited or cancelled with respect to investment accounts, determining net surrender value, and calculation of the death benefit on the insured's death, will be made on the date of the transaction or on the date of the insured's death, if applicable, if such date is a valuation date. Otherwise, such determination will be made on the next succeeding day which is a valuation date for the Policy.

Transfers

     Accumulated value may be transferred among the Divisions. The total amount transferred each time must be at least $250 unless a lesser amount constitutes the Policy's entire accumulated value in a Division. The effective date of a transfer is the date the request is received at the home office of the Company. All transfers with the same effective date count as one transfer. Four transfers may be made in any one year without charge to the policyowner. Thereafter, a transaction charge of $25 is imposed to cover administrative costs for each transfer. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is transferred, unless the policyowner directs the Company to deduct the transaction charge from only one Division. The transaction charge is deducted from the affected Divisions before accumulated value held in those Divisions is transferred. If the transfer of a Policy's entire accumulated value in a Division is requested, the amount transferred will be the Policy's accumulated value in the Division, less any transaction charge.

Policy Loans

     So long as a Policy remains in effect and the Policy has loan value, a policyowner may borrow money from the Company using the Policy as the only security for the loan. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. The loan value is determined as of the loan date. The loan date is the date a loan request is processed at the home office of the Company.

     The minimum amount of any policy loan is $500. Proceeds of policy loans ordinarily will be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments.")

     When a policy loan is made, a portion of the Policy's accumulated value equal to the amount of the loan is transferred to the loan account from the Divisions in the proportion requested by the policyowner. If no request for allocation of the loaned amount is made by the policyowner, the loan amount will be withdrawn from the Divisions in the same proportion as was the most recent monthly deduction. Any loan interest that is due and unpaid will be transferred in the same manner. Accumulated value in the loan account will accrue interest daily at an effective annual rate of six percent. Such interest will be transferred to the Separate Account and allocated on the policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. A Policy's loan account is part of the Company's general account.

     The Company charges interest on policy loans. Interest accrues daily at an effective annual rate of eight percent. Interest is due and payable at the end of the policy year. Any interest not paid when due is added to the loan principal and bears interest at the rate of eight percent. Adding unpaid interest to the loan principal will cause additional amounts to be withdrawn from the Divisions in the same manner as described above for loans. Amounts withdrawn from the Divisions for unpaid loan interest will be transferred to the loan account.

     Unpaid policy loans and loan interest reduce the Policy's net surrender value and may cause it to be less than the monthly deduction on a monthly date. If on any monthly date the net surrender value is not sufficient to pay the monthly deduction, the 61-day grace period provision will apply. (See "Policy Termination.")

     So long as a Policy remains in force, policy loans and loan interest may be repaid in whole or in part at any time during the insured's life. The minimum loan repayment amount is $30. If the policyowner does not designate a payment as a premium payment or if the Company cannot identify it as a premium payment, the Company will apply the payment received as a loan repayment. Accumulated value in the loan account equal to the loan repayment will be transferred to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. Any policy loan, whether repaid or not, is likely to have a permanent effect on the Policy's accumulated value. Accumulated value held in the Policy's loan account will earn interest at an effective annual fixed rate of six percent. If the policy loan had not been made, that accumulated value would have reflected the investment experience of the chosen Division or Divisions. Any policy loans and loan interest are subtracted from life insurance proceeds payable at the insured's death, from surrender value upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment, and from accumulated value payable at maturity.

Surrender

     A Policy has a surrender value and a net surrender value. The surrender value of a Policy is its accumulated value less the surrender charge. The net surrender value of a Policy is its surrender value less any loans and loan interest.

     So long as the Policy is in effect, a policyowner may elect to surrender the Policy and receive its net surrender value as of the date the Company receives the policyowner's written request at its home office. After the first policy anniversary and so long as a Policy is in effect, a policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. The minimum amount of a partial surrender is $500 and the maximum amount of any one partial surrender is 50% of the Policy's net surrender value at the time written request for partial surrender is received at the Company's home office. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed on each partial surrender, which is intended to cover the administrative costs of processing the partial surrender. There is no surrender charge assessed upon a partial surrender. The Policy's accumulated value reduces by the amount of the partial surrender plus the amount of the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount also reduces by the amount of the partial surrender and the transaction charge.

     A policyowner may designate the amount of the partial surrender to be withdrawn from each of the Divisions. If no designation is made, the amount of the partial surrender will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is surrendered unless the policyowner directs the Company to deduct the transaction charge from only one Division.

     A surrender charge is imposed upon total surrender of a Policy which occurs at any time within the first ten years after the policy date. In addition, if total surrender of a Policy occurs at any time within the first ten years after the adjustment date of a face amount increase, a surrender charge attributable to the face amount increase will be imposed. (See "Surrender Charge." ) The surrender charge will be waived if the Policy is surrendered in connection with an exchange offer for another policy issued by the Company. Proceeds from partial or total surrender of a Policy will ordinarily be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments.")

CHARGES AND DEDUCTIONS

     The Company will make certain charges and deductions to support the operation of the Policy and the Separate Account. Some charges will be deducted from premium payments as received, some charges will be deducted from the Policy's accumulated value on a monthly basis, some charges will be deducted on a daily basis from the value of the Separate Account, and other charges will be deducted from the Policy's accumulated value upon total surrender or termination of a Policy. In addition, there are fees for the administrative costs involved in processing certain transfers and all partial surrenders of accumulated value.

Premium Expense Charge


     Upon receipt of each premium payment, the Company deducts a premium expense charge. The premium expense charge includes a 5% of premium sales load and a premium tax charge of 2%. For the nine month period ended September 30, 1997, the Company collected $403,238 in premium expense charges and $161,295 in premium tax charges. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Sales loads, including the sales load portion of the surrender charge more fully described below, are intended to compensate the Company for distribution expenses including registered representatives' commissions, the printing of prospectuses and sales literature, and advertising. The sales loads imposed in any policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early years of a Policy and to recover any deficiency over the life of a Policy. To the extent distribution expenses exceed sales loads (including the sales load portion of surrender charges, if any) in any year, the Company will pay them from its other assets or surplus in its general account, which includes amounts derived from mortality and expense risks charges and from mortality gains.


     The premium tax charge portion of the premium expense charge is deducted to cover premium taxes imposed against the Company by governmental entities. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     No reduction in the charge is made to reflect the fact that in some states the Company may pay state income taxes in lieu of a portion of the premium tax liability for that state.

Monthly Deduction


     On each monthly date, the Company will deduct from the accumulated value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction consists of a monthly administration charge, a charge for the cost of insurance and a charge for any optional benefits added by rider. During the nine month period ended September 30, 1997 administrative and cost of insurance charges totaled $2,403,726.


     The current monthly administration charge for a Policy is $4.75 per month and is guaranteed never to exceed $5.00 per month. The Policy also provides for a contingent deferred administration charge which is a part of the surrender charge imposed upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment. The monthly administration charge and the deferred administration charge reimburse the Company for the recurring administrative expenses related to the Policy and the Separate Account. These expenses are expenses other than sales expenses and include, for example, the cost of processing applications, conducting medical examinations, determining insurability, establishing policy records, premium reminders and collection, record keeping, processing death benefit claims and policy changes, reporting, and overhead costs. The Company does not expect to recover from the administration charges any amount above its accumulated expenses associated with the Policies and the Separate Account.

     The monthly cost of insurance charge is calculated as (1) multiplied by the result of (2) minus (3) where:

     (1) is the cost of insurance rate as described below divided by 1,000;

     (2) is the death benefit at the beginning of the policy month; and

     (3) is the accumulated value at the beginning of the policy month.

     The cost of insurance rate is based on the sex, attained age and risk classification of the insured under the Policy. (For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the cost of insurance is not based on the sex of the insured.) The rate will be determined by the Company based upon its expectations as to future mortality experience, but the rate will never exceed the rate shown in the Table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. These guaranteed maximum rates are based on the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables. The table used will be male or female according to the sex of the insured (where allowed by law). Any change in current cost of insurance rates will apply to all individuals of the same age, sex and risk classification of the insured. However, different maximum cost of insurance rates may apply to any face amount increases under a Policy.

     The monthly deduction is made only from the Policy's accumulated value held in the Divisions of the Separate Account. No deduction is made from any accumulated value of the Policy held in the Company's general account for the purpose of securing policy loans. The amount deducted from each Division will be in accordance with policyowner instruction on the application for the Policy. The policyowner's choice of monthly deduction allocation percentages may be: (1) the same as the allocation percentages for premiums, (2) on a prorated basis or
(3) any other method of allocation agreed upon by the policyowner and the Company. For each Division, the allocation percentages must be zero or a whole number not less than ten nor greater than 100. The allocation percentages chosen by the policyowner must total 100. Requests for changes in allocation percentages are effective on the next monthly date following approval by the Company. If following the policyowner's instruction as to allocation of monthly deductions would not be possible on any monthly date due to insufficient accumulated value of the Policy in an affected Division, deductions will be allocated on a prorated basis.

Mortality and Expense Risks Charge


     The Company will assess a charge on a daily basis against each Division equal to .75% (on an annual basis) of the value of the Division to compensate the Company for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, the Company bears the risk that the costs of death benefits under the Policies will be greater than anticipated. The Company also assumes the risk that the actual cost incurred by it to administer the Policies will not be covered by charges assessed under the Policies. This charge is guaranteed never to exceed .90% on an annual basis of the assets of each Division. During the nine month period ended September 30, 1997 mortality and expense risk charges totaled $176,334.


Transaction Charge

     A transaction charge of the lesser of $25 or 2% of the amount being surrendered is imposed on each partial surrender of accumulated value. A transaction charge of $25 is imposed on each transfer of accumulated value among Divisions exceeding four per policy year. All transfers with the same effective date count as one transfer.

Surrender Charge

     During the first ten policy years, the Company will assess a surrender charge upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment. The amount of the charge assessed per $1,000 of face amount depends upon the sex (where allowed by law) and attained age of the insured on the policy date and how long the Policy has been in force. In addition, the Company will assess a surrender charge upon surrender or termination of a Policy for insufficient premium payment which occurs during the first ten policy years after the adjustment date for a face amount increase. The amount of the surrender charge assessed per $1,000 of net increase in face amount depends upon the sex (where allowed by law) and attained age of the insured on the adjustment date and how long the increase has been in force. (For Policies issued in states requiring unisex pricing or in connection with employment related insurance and benefit plans, the surrender charge is not based on the sex of the insured.) Thus, surrender of a Policy or termination of a Policy for insufficient value within the first ten policy years and within ten years after the adjustment date of a face amount increase will result in assessment of a composite surrender charge representing the charge imposed on the initial face amount and the charge imposed on the face amount increase. The surrender charge builds up on a monthly basis during the first policy year (and during the first year after a face amount increase), remains level to the end of the third policy year (and to the end of the third year after a face amount increase) and grades down gradually each year thereafter to zero in the tenth policy year (and in the tenth year after a face amount increase). Surrender charges do not decrease when the face amount of a Policy is decreased. No additional surrender charges apply when the death benefit under a Policy is changed from Option 2 to Option 1.

     The surrender charge is comprised of two parts: A contingent deferred sales charge and a contingent deferred administration charge. The contingent deferred sales charge portion of the surrender charge is assessed to recover sales expenses and is in addition to the 5% sales charge which is deducted when premium payments are made. The contingent deferred sales charge will not exceed 25% of this minimum first year premium.

     The contingent deferred administration charge portion of the surrender charge is intended to reimburse the Company for administrative expenses associated with the Policy and the Separate Account and is in addition to the monthly administration charge for a Policy. The surrender charge is a contingent charge and will never be assessed if total surrender of a Policy or termination of a Policy for insufficient value does not occur within the first ten policy years or within ten years of the adjustment date for a face amount increase.


     During the nine month period ended September 30, 1997 the Company received surrender charges totaling $117,635.


                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                   Male Lives

 Issue      Adm.      Sales     Total       Issue     Adm.     Sales     Total
   Age     Charge     Load     Charge        Age     Charge    Load     Charge

   0        0.43      0.89      1.32         40       2.31     1.71      4.02
   1        0.69      0.63      1.32         41       2.38     1.81      4.19
   2        0.72      0.62      1.34         42       2.47     1.91      4.38
   3        0.74      0.62      1.36         43       2.56     2.02      4.58
   4        0.77      0.62      1.39         44       2.65     2.14      4.79
   5        0.80      0.61      1.41         45       2.74     2.27      5.01
   6        0.84      0.60      1.44         46       2.86     2.39      5.25
   7        0.87      0.60      1.47         47       3.00     2.50      5.50
   8        0.91      0.60      1.51         48       3.14     2.63      5.77
   9        0.93      0.61      1.54         49       3.30     2.76      6.06
  10        0.96      0.62      1.58         50       3.46     2.90      6.36
  11        0.97      0.65      1.62         51       3.63     3.06      6.69
  12        0.97      0.69      1.66         52       3.81     3.23      7.04
  13        0.96      0.74      1.70         53       4.01     3.40      7.41
  14        0.95      0.80      1.75         54       4.22     3.58      7.80
  15        0.93      0.86      1.79         55       4.44     3.78      8.22
  16        0.92      0.91      1.83         56       4.69     3.98      8.67
  17        0.91      0.96      1.87         57       4.97     4.18      9.15
  18        0.92      1.00      1.92         58       5.26     4.40      9.66
  19        0.93      1.03      1.96         59       5.55     4.66     10.21
  20        1.02      0.99      2.01         60       5.82     4.98     10.80
  21        1.07      0.99      2.06         61       6.05     5.37     11.42
  22        1.11      1.00      2.11         62       6.27     5.83     12.10
  23        1.16      1.01      2.17         63       6.48     6.34     12.82
  24        1.22      1.01      2.23         64       6.70     6.89     13.59
  25        1.28      1.02      2.30         65       6.95     7.47     14.42
  26        1.34      1.03      2.37         66       7.24     8.07     15.31
  27        1.41      1.04      2.45         67       7.55     8.71     16.26
  28        1.47      1.06      2.53         68       7.88     9.40     17.28
  29        1.53      1.09      2.62         69       8.22    10.16     18.38
  30        1.60      1.11      2.71         70       8.59    10.98     19.57
  31        1.66      1.15      2.81         71       8.98    11.87     20.85
  32        1.73      1.19      2.92         72       9.41    12.83     22.24
  33        1.80      1.23      3.03         73       9.83    13.88     23.71
  34        1.87      1.28      3.15         74       10.23   15.06     25.29
  35        1.93      1.34      3.27         75       10.58   16.38     26.96
  36        2.01      1.40      3.41
  37        2.08      1.47      3.55
  38        2.15      1.54      3.69
  39        2.23      1.62      3.85

FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Female Lives

 Issue    Adm.      Sales     Total    Issue     Adm.       Sales      Total
   Age   Charge     Load     Charge     Age     Charge      Load      Charge

   0      0.44      0.76      1.20      40       1.97       1.52       3.49
   1      0.66      0.54      1.20      41       2.03       1.60       3.63
   2      0.68      0.54      1.22      42       2.09       1.69       3.78
   3      0.70      0.54      1.24      43       2.15       1.78       3.93
   4      0.72      0.54      1.26      44       2.23       1.87       4.10
   5      0.74      0.54      1.28      45       2.30       1.98       4.28
   6      0.77      0.54      1.31      46       2.40       2.06       4.46
   7      0.79      0.54      1.33      47       2.51       2.15       4.66
   8      0.82      0.54      1.36      48       2.63       2.23       4.86
   9      0.84      0.54      1.38      49       2.74       2.34       5.08
  10      0.85      0.56      1.41      50       2.87       2.44       5.31
  11      0.88      0.57      1.45      51       3.00       2.56       5.56
  12      0.89      0.59      1.48      52       3.15       2.67       5.82
  13      0.90      0.61      1.51      53       3.32       2.78       6.10
  14      0.92      0.63      1.55      54       3.50       2.90       6.40
  15      0.93      0.66      1.59      55       3.67       3.04       6.71
  16      0.94      0.68      1.62      56       3.88       3.17       7.05
  17      0.96      0.70      1.66      57       4.10       3.30       7.40
  18      0.99      0.72      1.71      58       4.33       3.46       7.79
  19      1.01      0.74      1.75      59       4.62       3.58       8.20
  20      1.05      0.75      1.80      60       4.90       3.74       8.64
  21      1.07      0.77      1.84      61       5.16       3.97       9.13
  22      1.11      0.78      1.89      62       5.41       4.23       9.64
  23      1.15      0.80      1.95      63       5.64       4.56      10.20
  24      1.18      0.82      2.00      64       5.86       4.94      10.80
  25      1.22      0.84      2.06      65       6.11       5.32      11.43
  26      1.26      0.87      2.13      66       6.39       5.73      12.12
  27      1.30      0.90      2.20      67       6.70       6.16      12.86
  28      1.35      0.92      2.27      68       7.06       6.61      13.67
  29      1.39      0.95      2.34      69       7.47       7.07      14.54
  30      1.44      0.98      2.42      70       7.97       7.53      15.50
  31      1.49      1.01      2.50      71       8.45       8.10      16.55
  32      1.54      1.05      2.59      72       8.93       8.77      17.70
  33      1.59      1.09      2.68      73       9.44       9.50      18.94
  34      1.65      1.13      2.78      74       9.94      10.35      20.29
  35      1.71      1.17      2.88      75       10.33     11.42      21.75
  36      1.76      1.23      2.99
  37      1.81      1.30      3.11
  38      1.87      1.36      3.23
  39      1.92      1.44      3.36


                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Unisex Lives

  Issue     Adm.    Sales      Total     Issue      Adm.     Sales     Total
   Age     Charge   Load      Charge      Age      Charge    Load     Charge

   0        0.43    0.87       1.30       40        2.26     1.69      3.95
   1        0.69    0.61       1.30       41        2.34     1.78      4.12
   2        0.72    0.60       1.32       42        2.42     1.88      4.30
   3        0.74    0.60       1.34       43        2.51     1.99      4.50
   4        0.77    0.60       1.37       44        2.60     2.10      4.70
   5        0.79    0.60       1.39       45        2.69     2.23      4.92
   6        0.83    0.59       1.42       46        2.80     2.35      5.15
   7        0.86    0.59       1.45       47        2.93     2.46      5.39
   8        0.90    0.59       1.49       48        3.07     2.58      5.65
   9        0.92    0.60       1.52       49        3.22     2.71      5.93
  10        0.95    0.61       1.56       50        3.38     2.84      6.22
  11        0.96    0.64       1.60       51        3.55     2.99      6.54
  12        0.97    0.67       1.64       52        3.73     3.15      6.88
  13        0.96    0.72       1.68       53        3.92     3.32      7.24
  14        0.95    0.77       1.72       54        4.12     3.50      7.62
  15        0.94    0.82       1.76       55        4.33     3.69      8.02
  16        0.93    0.87       1.80       56        4.58     3.88      8.46
  17        0.93    0.91       1.84       57        4.85     4.07      8.92
  18        0.94    0.95       1.89       58        5.14     4.28      9.42
  19        0.96    0.97       1.93       59        5.43     4.52      9.95
  20        1.04    0.94       1.98       60        5.70     4.82     10.52
  21        1.08    0.95       2.03       61        5.93     5.19     11.12
  22        1.12    0.96       2.08       62        6.16     5.62     11.78
  23        1.17    0.97       2.14       63        6.37     6.11     12.48
  24        1.22    0.98       2.20       64        6.59     6.64     13.23
  25        1.28    0.99       2.27       65        6.84     7.19     14.03
  26        1.34    1.00       2.34       66        7.13     7.77     14.90
  27        1.40    1.02       2.42       67        7.44     8.38     15.82
  28        1.46    1.04       2.50       68        7.77     9.04     16.81
  29        1.52    1.06       2.58       69        8.13     9.75     17.88
  30        1.58    1.09       2.67       70        8.51    10.53     19.04
  31        1.64    1.13       2.77       71        8.91    11.38     20.29
  32        1.71    1.17       2.88       72        9.34    12.31     21.65
  33        1.77    1.21       2.98       73        9.78    13.31     23.09
  34        1.84    1.26       3.10       74        10.20   14.44     24.64
  35        1.91    1.31       3.22       75        10.55   15.73     26.28
  36        1.98    1.38       3.36
  37        2.05    1.44       3.49
  38        2.11    1.52       3.63
  39        2.19    1.60       3.79


     The percentage of the first year surrender charges shown above remaining in each policy year thereafter is:

                                           Percentage of First Year
                    Policy Year           Surrender Charges Remaining

                        2                           100.0%
                        3                           100.0%
                        4                            87.5%
                        5                            75.0%
                        6                            62.5%
                        7                            50.0%
                        8                            37.5%
                        9                            25.0%
                       10                            12.5%
                       11+                            0.0%

     If the face amount of a Policy is increased, surrender charges apply to the net increase in face amount as though a new Policy had been issued for an amount equal to net increase, based on the tables set out above. The net increase in face amount is equal to the increase in face amount less earlier decreases in face amount not offset against an earlier increase in face amount. The Minimum Required Premium following a requested face amount increase will be shown on the Policy data pages issued to reflect the adjustment.

     Surrender charges following a Policy's reinstatement commence at the rate in effect at the time of the Policy's termination.

Other Charges


     Shares of the Accounts are purchased by the corresponding Divisions at the shares' net asset values. The net asset value of Account shares reflects the investment management fees and corporate operating expenses already deducted from the assets of the Account. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each Account's daily average net assets is charged monthly against Bond Account, Capital Value Account and Money Market Account. The current investment management fee at an annual rate of .60% of the average daily net asset value is charged monthly against Balanced Account and High Yield Account. The current investment management fee at an annual rate of .65% of the first $100 million of the fund's average daily net assets and 60% of the next $100 million of the fund's daily average net assets is charged monthly against MidCap Account.


     The Company reserves the right to charge the assets of each Division of the Separate Account to provide for any income taxes payable by the Company on the assets of such Divisions.

Special Plans

     Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company. For example, special circumstances may exist in connection with group arrangements, including employer or employee organization sponsored plans, and with regard to Policies issued to persons owning other policies issued by the Company or its subsidiaries. The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policy is issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

OTHER MATTERS

Voting Rights


     The Company shall vote Account shares held in the Separate Account at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in such Account shares.

     The policyowner has the voting interest under a Policy. The policyowner shall have one vote for each $100 of accumulated value in the Divisions, with fractional votes allocated for amounts less than $100. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Account for determining shareholders eligible to vote at the meeting of the Account. Voting instructions will be solicited by written communications prior to such meetings in accordance with procedures established by the Mutual Fund. The Company will vote other Account shares held in the Separate Account, including those for which no instructions are received in the same proportion as it votes shares for which it has received instructions. All Account shares held in the general account of the Company will be voted in proportion to instructions that are received with respect to participating contracts.

     If the Company determines pursuant to applicable law that Account shares held in the Separate Account need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in the Separate Account in its own right.

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Account, or disapprove an investment advisory contract of the Account. In addition, the Company may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of the Account if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would be inconsistent with the investment objectives of the Account or would result in the purchase of securities for the Account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by the Company or any affiliates of the Company which have similar investment objectives. In the event that the Company does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to policyowners.


Statement of Value

     The Company will mail an annual statement to the policyowner after the end of each policy year until the policy terminates. The statement will show:

     1.  the current death benefit;
     2.  the current accumulated and surrender values;
     3.  all premiums paid since the last statement;
     4.  all charges since the last statement;
     5.  any policy loans and loan interest;
     6.  any partial surrenders since the last statement;
     7.  the number of units and unit value;
     8.  the total value of each of the policyowner's investment accounts; and
     9.  any investment gain or loss since the last statement.

     Any policyowner may request at any time a current statement of account values, transactions and activities by telephoning 1-800-247-9988.

     The Company will also send to the policyowner the reports required by the Investment Company Act of 1940.

Service Available by Telephone

     Policyowners  may  preauthorize the following  telephone  transactions:  1)
transfers between divisions; 2) change in premium allocation percentages; 3) change in monthly deduction percentages; and 4) policy loans (Policy loan proceeds will be mailed only to the policyowner's address of record.) The policyowner may preauthorize the above transactions by submitting a form provided by the Company. Policyowners may exercise the telephone transactions privilege by telephoning 1-800-247-9988. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Separate Account is open for business to be effective that day. Requests made after that time or on a day when the Separate Account is not open for business will be effective the next business day.

     Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The policyowner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such identification information includes recording all telephone instructions, requesting personal information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the policyowner's address of record. Policyowners may obtain additional information and assistance by telephoning the toll free number. The Company may modify or terminate telephone transfer procedures at any time.

     You may obtain contract information from our Direct Dial system between 7:00 a.m. and 9:00 p.m., Central Time, Monday through Saturday. Through this automated telephone system, you can obtain information about unit values and contract values, initiate certain changes to your contract, change your Personal Identification Number (PIN), or speak directly to a customer service representative. The telephone number is 1-800-247-9988. As with other telephone services, instructions received via our Direct Dial system will be binding on all contractowners.

GENERAL PROVISIONS

Addition, Deletion or Substitution of Investments


     The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of any Account should no longer be available for investment or if, in the judgment of the Company's management, further investment in shares of any Account should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of any other investment company for shares already purchased, or to be purchased in the near future under the Policies. No substitution of securities will take place without notice to policyowners and without prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.


     The investment policy of the Separate Account will not be materially changed unless a statement of the change is filed with and not disapproved by the Insurance Commissioner of the State of Iowa and the Superintendent of Insurance of the State of New York, if required. Whether a change in investment policy is material will be determined in conjunction with the appropriate state insurance commissioner(s). The policyowner will be notified of any material investment policy change. The policyowner may then change allocation percentages and transfer any value in an affected Division to another Division without charge. In the alternative, the policyowner may exchange the Policy for a fixed-benefit, flexible premium life insurance policy offered by the Company for this purpose. The policyowner may exercise this exchange privilege until the later of 60 days after (i) the effective date of such change, or (ii) the receipt of a notice of the options available. The face amount of the new policy will be the death benefit of the Policy on the date of exchange.


     Each Account is subject to certain investment restrictions which may not be changed without the approval of the majority of the outstanding voting securities of such fund. See the accompanying prospectuses for the Accounts.


Optional Insurance Benefits

     Subject to certain requirements and approval by state insurance departments, one or more supplementary benefits may be added to a Policy, including those providing term insurance options, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of terminal illness, providing cost of living increases in benefits, providing a death benefit guarantee described below, providing a guaranteed increase option and, in the case of business-owned Policies, permitting a change of the life insured and providing enhanced policy values in the early years of a Policy. More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, of any optional insurance benefits will be deducted as part of the monthly deduction.

Death Benefit Guarantee Rider

     The death benefit guarantee rider provides that if the death benefit guarantee premium requirement is satisfied the Policy will not enter its grace period even if the net surrender value is insufficient to cover the monthly deduction on a monthly date. This rider is automatically made a part of all Policies at no premium. The death benefit guarantee premium requirement is satisfied if the sum of all premiums paid less any partial surrenders and any policy loans and unpaid loan interest equals or exceeds the sum of the monthly death benefit guarantee premiums applicable to date plus the next monthly death benefit guarantee premium. The death benefit guarantee premium is based on the issue age, sex (where permitted by law), death benefit option, and risk class of the insured. The monthly death benefit guarantee premium will be considered to be zero for any month that deductions are being paid by the Waiver of Monthly Deductions Rider. The death benefit guarantee premium may change if the Policy face amount is changed, the death benefit option is changed, or a rider is added or deleted. As a result of a change, an additional premium may be required on the date of the change in order to satisfy the new death benefit guarantee premium requirement. If on any monthly date the death benefit guarantee premium requirement is not met, the policyowner will be sent a notice of the premium required to maintain the guarantee. If the premium is not received at the Company's home office prior to the expiration of 61 days after the date the notice is mailed, the death benefit guarantee will no longer be in effect and the rider will terminate. If the rider terminates, it may not be reinstated.

     If this rider is in force, the death benefit guarantee premium requirement is satisfied and the insured is alive on the policy maturity date, the Company will pay the policyowner the excess, if any, of the face amount over the maturity proceeds.

     This rider is available only in those states where it has been approved.

The Contract

     The Policy, the application attached to it, any adjustment applications, any amendments to the application, the current data pages, and any written notification showing change make up the entire contract between the Company and the policyowner. Any statements made in the application or an adjustment application will be considered representations and not warranties. No statement, unless made in an application, will be used to void a Policy (or void an adjustment in case of an adjustment application) or to defend against a claim. A Policy may be modified by mutual agreement between the policyowner and the Company. Any alteration of the Policy must be in writing and signed by one of the Company's corporate officers. No one else, including the agent, may change the contract or waive any provisions.

Incontestability

     The Company will not contest the insurance coverage provided under a Policy, except for any subsequent increase in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. This provision does not apply to claims for total disability or to accidental death benefits which may be provided by a rider to a Policy. Any face amount increase made under the adjustment options has its own two-year contestable period which begins on the effective date of the adjustment.

Misstatements

     If the age or sex of the insured has been misstated in an application, including a reinstatement application, the death benefit under the Policy will be the Policy's accumulated value plus the amount which would be purchased by the most recent mortality charge at the correct age and sex.

Suicide

     A Policy does not cover the risk of suicide within two years from the policy date or two years from the date of any increase in face amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, the only liability of the Company will be a refund of premiums paid, without interest, less any policy loans and loan interest and any partial surrenders. In the event of suicide within two years of an increase in face amount, the only liability of the Company in respect to that increase in face amount will be a refund of the cost of insurance for such increase.

Ownership

     The owner of the Policy is as named in the application. The owner may exercise every right and enjoy every privilege provided by the Policy, subject to the rights of any irrevocable beneficiary. All privileges and rights of the owner under a Policy end when the owner surrenders the Policy for cash, the death proceeds of the Policy are paid, or the maturity proceeds of the Policy are paid. Also, if the grace period ends without receipt by the Company at its home office of the payment required to keep the Policy in force, the privileges and rights of the owner terminate as of the monthly date on or immediately preceding the start of the grace period. If the owner is not the insured and dies before the insured, the insured becomes the owner unless the owner has provided for a successor owner. The owner may be changed by filing a written request with the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of owner. Once approved, the change is effective as of the date the owner signed the written request. The Company reserves the right to require that the Policy be sent to the Company so that the change may be recorded.

Beneficiaries

     The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. A primary and/or contingent beneficiary or beneficiaries may be changed by written request to the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of beneficiary. Once approved, the change is effective as of the date the owner signed the written request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest written change filed with the Company. One or more primary or contingent beneficiaries may be named in the application or a later change request.

Benefit Instructions

     While the insured is alive, the owner may file instructions for the payment of death proceeds under one of the benefit options under the Policy. Such instructions, or a change of instructions, must be made by written request to the Company. If the owner changes the beneficiary, that change will revoke any prior benefit instructions.

Postponement of Payments


     Payment of any amount upon total or partial surrender, policy loan, or proceeds payable at death or maturity and the right to transfer accumulated value between Divisions may be postponed or suspended whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Securities and Exchange Commission by order permits postponement for the protection of policyowners; or (3) the Securities and Exchange Commission requires that trading be restricted or declares an emergency, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the net asset value of the Accounts.


Assignment

     The Policy can be assigned as collateral for a loan. The Company must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by the Company prior to its notification of such assignment. The Company is not responsible for the validity of an assignment. An assignment as collateral does not change the owner but the rights of beneficiaries, whenever named, become subordinate to those of the assignee.

Policy Proceeds

     Death proceeds under a Policy will ordinarily be paid within seven days after the Company receives due proof of death. Payments may be postponed in certain circumstances. (See "Postponement of Payments.) During the insured's lifetime, the policyowner may arrange for the death proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures.

     When death proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options.

     The following options are available:

Option A

     Special Benefit Arrangement - A specially designed benefit option may be arranged with the Company's approval.

Option B

     Proceeds Left at Interest - The Company will hold the amount applied on deposit. Interest payments will be made annually, semi-annually, quarterly or monthly, as elected.

Option C

     Fixed Income - The Company will pay an income of a fixed amount or an income for a fixed period not exceeding 30 years.

Option D

     Life Income - The Company will pay an income during a person's lifetime. A minimum guaranteed period may be used.

Option E

     Joint and Survivor Life Income - The Company will pay an income during the lifetime of two persons, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

Option F

     Joint and Two-Thirds Survivor Life Income - The Company will pay an income during the time two persons both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor.

     Interest at a rate set by the Company, but never less than required by state law, will be applied to determine the payment under Option B, and any such interest in excess of the guaranteed minimum will be added to payments under Option C.

Participating Policy

     The Policies share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each contract year. The Company does not expect to pay any dividends under the Policy.
Dividends, if any, will be paid in cash.

Right To Exchange Policy

     During the first 24 policy months following issuance of a Policy, except during a grace period, the policyowner may exchange the Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. At present, the Company makes a universal life insurance policy available for exercise of this exchange right. Such request must be postmarked or delivered to the home office of the Company before the expiration of 24 months after the policy date. At the option of the policyowner, the new policy will provide either the same death benefit or the same amount at risk as the Policy did at the time of the exchange request. Premiums for the new policy will be based on the same issue age, sex and risk classification of the insured under the Policy. An equitable adjustment in the new policy's payments and cash or accumulated values will be made to reflect variances, if any, in the payments and accumulated values under the Policy and the new policy. Minimum benefits of the new policy will be fixed and guaranteed and the new policy will not participate in the experience of the Separate Account. Policy values will be determined as of the date the written request for exchange is received at the Company's home office. Evidence of insurability will not be required for the exchange. No charge will be imposed on the exercise of this exchange privilege. Any policy loan and loan interest must be repaid prior to the exchange or transferred to the new policy. Any benefit riders included as a part of a Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy if both these conditions are met:

     1. The policyowner, in the written request for exchange, indicates that the rider or riders should be a part of the new policy; and

     2. The similar benefit rider or riders were available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, sex and risk classification of the insured under the Policy.

     The exchange will be effective upon proper receipt by the Company of the written request, any amount required as an adjustment and surrender of the Policy.

     The policyowner may also exchange the Policy for a fixed-benefit, flexible premium policy in the event of a material change in investment policy of a Division (see "Addition, Deletion or Substitution of Investments.")

     In addition, the policyowner has the right to exchange a face amount increase for a fixed-benefit, flexible premium policy at any time during the first 24 months following issuance of Policy data pages reflecting a face amount increase, but not while the policy is in a grace period (see "Adjustment Options.")

DISTRIBUTION OF THE POLICY

     The Policy will be sold by individuals who, in addition to being licensed and appointed as life insurance agents or brokers for the Company, are also registered representatives of the principal underwriter of the Policies, Princor Financial Services Corporation, or of other broker-dealers which Princor
Financial  Services  Corporation  selects  and  the  Company  approves.  Princor
Financial Services Corporation is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For contracts distributed by the principal underwriter commissions will range between 0% and 50% of premium received in the first year of a Policy (and between 0% and 50% of premium received in the first year following an adjustment date), up to a target premium determined by a rate per $1,000 of face amount which varies by the age and sex of the insured. In addition, commissions will include 0% to 4% of premium received in the first year of the Policy, above the target premium. For years two and later of a Policy, commissions will range from 0% to 2% of premiums received. A service fee of 0% to 2% is paid on all premiums received after the first policy year. In addition, a persistency renewal commission may be paid which ranges from 1.25% to 5.25% of premiums received in the first three policy years, depending upon the agent's or broker's total life insurance sales for the Company. Expense allowances may also be payable to agents and brokers based upon premiums received. Commission amounts for contracts distributed by broker-dealers other than the principal underwriter will vary.


     For the nine month period ended September 30, 1997, the Company paid Princor Financial Services Corporation $404,256 to compensate registered representatives of the principal underwriter.

     The Company has entered into a distribution agreement with Princor Financial Services Corporation. Princor Financial Services Corporation is the principal underwriter for Principal Variable Contracts Fund, Inc., a registered investment company organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.

OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION


     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, is provided below. The principal business address for each officer and director is The Principal Financial Group, Des Moines, Iowa 50392.



CRAIG R. BARNES                Vice President

CRAIG L. BASSETT               Treasurer

MICHAEL J. BEER                Senior Vice President and Chief Operating Officer

MARY L. BRICKER                Assistant Corporate Secretary

RAY S. CRABTREE                Director

DAVID J. DRURY                 Director

ARTHUR S. FILEAN               Vice President

PAUL N. GERMAIN                Assistant Vice President - Operations

MICHAEL H. GERSIE              Director

ERNEST H. GILLUM               Assistant Vice President - Registered Products

THOMAS J. GRAF                 Director

J. BARRY GRISWELL              Chairman of the Board and Director

JOYCE N. HOFFMAN               Vice President and Corporate Secretary

STEPHAN L. JONES               Director and President

RONALD E. KELLER               Director

GREGG R. NARBER                Director

LAYNE A. RASMUSSEN             Controller - Mutual Funds

ELIZABETH R. RING              Controller

MICHAEL J. ROUGHTON            Counsel

JEAN B. SCHUSTEK               Product Compliance Officer - Registered Products

DEWAIN A. SPARRGROVE           Vice President




OFFICERS AND DIRECTORS OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     Principal Mutual Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

DIRECTORS:
EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):


JOHN EDWARD ASCHENBRENNER    Senior Vice President
RAY STEPHENS CRABTREE        Executive Vice President
THOMAS JEFFERSON GAARD       Senior Vice President
MICHAEL HARRY GERSIE         Senior Vice President
THOMAS JOHN GRAF             Senior Vice President
JOHN BARRY GRISWELL          Executive Vice President
RONALD EUGENE KELLER         Executive Vice President
GREGG ROSS NARBER            Senior Vice President and General Counsel
RICHARD LEO PREY             Senior Vice President
CARL CHANSON WILLIAMS        Senior Vice President and Chief Information Officer


                                               Principal Occupation
Name, Positions and Offices                    During Last 5 Years
---------------------------                    -------------------
MARY VERMEER ANDRINGA               President and Chief Operating Officer,
Director                            Vermeer Manufacturing Company.
Member, Nominating Committee

RUTH MARGARET DAVIS                 President and Chief Executive Officer,
Director                            The Pymatuning Group, Inc.
Member, Nominating Committee


DAVID JAMES DRURY                   Chairman and Chief Executive  Officer,
Director                            Principal Mutual Life Insurance Company
Chairman  of the  Board             since January 1995. President and Chief
Chair, Executive Committee          Executive Officer from 1994-1995; President
                                    from 1993-1994; Executive Vice President from 1992-1993; Executive Vice President and Chief Actuary 1992.

CHARLES DANIEL GELATT, JR.          President, NMT Corporation.
Director
Chair, Human Resources Committee
Member, Executive Committee

GERALD DAVID HURD                   Retired. Chairman and Chief Executive
Director                            Officer, Principal Mutual Life Insurance
Member, Executive and               Company 1989 - 1994.
Nominating Committees

THEODORE MURTAGH HUTCHISON          Retired. Vice Chairman, Principal Mutual
Director                            Life Insurance Company August 1994-May 1997.
Member, Nominating Committee        Prior thereto, Executive Vice President.



CHARLES SAMUEL JOHNSON              Chairman, President and Chief Executive
Director                            Officer, Pioneer Hi-Bred International, Inc.
Member, Audit Committee             since December 1996. President and Chief
                                    Executive Officer September 1995 - December
                                    1996. President and Chief Operating Officer
                                    March 1995 - September 1995. Executive Vice
                                    President 1993 - March 1995. Prior thereto,
                                    Senior Vice President.


WILLIAM TURNBALL KERR               President & Chief Executive Officer,
Director                            Meredith Corporation since 1997.
Chair, Nominating Committee         President and Chief Operating Officer 1994 -
Member, Executive Committee         1997. Prior thereto, Executive Vice
                                    President.



LEE LIU                             Chairman and Chief Executive Officer, IES
Director                            Industries, Inc., since November 1996. Prior
Member, Executive and Human         thereto, Chairman, President and Chief
Resources Committees                Executive Officer.


VICTOR HENDRIK LOEWENSTEIN          Managing Partner, Egon Zehnder International
Director
Member, Audit Committee


RONALD DALE PEARSON                 Chairman, President and Chief Executive
Director                            Officer, Hy-Vee, Inc.
Member, Human Resources Committee



JOHN ROY PRICE                      Managing Director, The Chase Manhattan
Director                            Corporation since April, 1996. Prior
Member, Nominating Committee        thereto, Managing Director, Chemical Banking
                                    Corporation.


DONALD MITCHELL STEWART             President, The College Board.
Director
Member, Human Resources Committee


ELIZABETH EDITH TALLETT             President & CEO of Dioscor, Inc. & Serex,
Director                            Inc. since 1996. President and Chief
Chair, Audit Committee              Executive Officer, Transcell Technologies,
                                    Inc. 1992 - 1996.


DEAN DICKSON THORNTON               Retired since 1993. Prior thereto President,
Director                            Boeing Commercial Airplane Group.
Member, Audit Committee


FRED WILLIAM WEITZ                  President, Chairman of the Board  and Chief
Director                            Executive Officer, Essex Meadows, Inc.since
Member, Human Resources Committee   1995. Prior thereto, President, Chairman of
                                    the Board, and Chief Executive Officer, The
                                    Weitz Corporation and its subsidiaries.



STATE REGULATION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     The Company is organized under the laws of the State of Iowa and is subject to regulation by the Commissioner of Insurance of Iowa. An annual statement is filed with the Iowa Division of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

FEDERAL TAX MATTERS

     The discussion contained herein is general in nature, is not an exhaustive discussion of all tax questions that might arise under the policies, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service.

     While the Company reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes, the Company cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state considerations, a qualified tax advisor should be consulted.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the policyowner or beneficiary depends upon the Company's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

Tax Status of the Company and the Separate Account

     The Company is taxed as an insurance Company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity and its operations are taken into account by the Company in determining its income tax liability. All investment income and realized net capital gains on the assets of the separate account are reinvested and taken into account in determining Policy Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to the Company to the extent those items are applied to increase reserves associated with the policies.

Charges for Taxes

     The Company imposes a federal tax charge equal to 1.25% of premiums received under the Policy to compensate for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of premiums under the Policy. The Company believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made on the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, the Company reviews the appropriateness of charges to the Separate Account for the Company's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by the Company that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account, a charge may also be imposed for the Policy's share of the Company's federal income taxes attributable to the Fixed Account.

     Under current laws, the Company may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

Diversification Standards

     In  addition  to other  requirements  imposed  by the Code,  a Policy  will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by each Separate Account in which any of the Policy Values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, the Company intends to comply with Code Section 817(h) and the regulations thereunder.

Life Insurance Status of Policy

     The Company believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the policyowner and beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Policy Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a total or partial surrender of the Policy.

Modified Endowment Contract Status

     A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a Policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

      While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term" material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered in these determinations.

     If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

Policy Surrenders and Partial Surrenders

     Upon a total surrender of a Policy, the policyowner will recognize ordinary income for federal tax purposes to the extent that the net surrender value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from a Policy will depend upon whether the partial surrender results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

     If the Policy is not a modified endowment contract, the general rule is that a partial surrender from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, the Code prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. The Company suggests that a policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Policy Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a total surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantial equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Policy Loans and Interest Deductions

     The Company also believes that under current law any loan received under the Policy will be treated as a Policy debt of a policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

     Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any Policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes.The Company suggests consultation with a tax advisor for further guidance.

Corporate Alternative Minimum Tax

     Ownership of a Policy by a corporation may affect the policyowner's exposure to the corporate alternative maximum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

Exchange or Assignment of Policies

     A change of the policyowner or the insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding

     Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A Policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to the Company or the Internal Revenue Service has notified the Company that the tax identification number furnished by the policyowner is incorrect.

Taxation of Accelerated Death Benefits

     The Company provides accelerated death benefits based upon a lien method. It is unclear whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues

     Federal  estate  and  state and local  estate,  inheritance,  and other tax
consequences   of  ownership  or  receipt  of  Policy  proceeds  depend  on  the circumstances of each policyowner or beneficiary.

EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in the 1983 decision of Arizona Governing Committee v. Norris, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. Policies are available for use in connection with such employment-related insurance and benefit plans which do not vary in any respect between male and female insureds of a particular age and underwriting classification.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of any of the Divisions thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Separate Account.

LEGAL OPINION


     Legal matters applicable to the issue and sale of the Policies, including the right of the Company to issue Policies under Iowa insurance law, have been passed upon by G. R. Narber, Senior Vice Presdient and General Counsel of the Company.


INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Variable Life Separate Account and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in this registration statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere in the registration statement.

REGISTRATION STATEMENT

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The consolidated financial statements of The Principal Financial Group(R) (comprised of the Company and its subsidiaries) which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


     The unaudited financial statements (as of September 30, 1997) for Principal Mutual Life Insurance Company Variable Life Separate Account and the Principal Financial Group have been prepared using generally accepted accounting principles.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                         Statement of Financial Position

                               September 30, 1997





         Assets
         Bonds, Common Stock, and Money Market                   $48,741,530
                                                                 -----------
         Total Assets                                            $48,741,530









         Liabilities
         Aggregate reserve for life, annuity and
              accident and health policies and contracts         $40,387,791
         Expense allowances recognized in reserves                 7,396,078
         Remittances and items not allocated                         957,661
                                                                 -----------
         Total Liabilities                                       $48,741,530
                                                                 -----------
                                                                 -----------

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                             Statement of Operations

                               September 30, 1997





         Revenue
         Net premiums and annuity considerations                   $23,860,329
         Net investment income and capital gains (losses)            7,392,758

         Total Revenue                                              31,253,087





         Expenses
         Death Benefits                                                $18,135
         Surrender benefits and other fund withdrawals               7,933,805
         Transfers for cost of insurance                             3,190,653
         Transfers on account of policy loans                          506,856
         Charges for investment management, administration
              and contract guarantees                                  176,333
         Change in expense allowances recognized in reserves         4,634,725
         Backdating losses                                              22,851
         Other expenses                                                392,104

         Total Expenses                                            $16,875,462





         Increase in aggregate reserve for life and accident and
              health policies and contracts                         14,377,625

         Total deductions                                           31,253,087

         Net gain from operations                                  $         0

                    Principal Mutual Life Insurance Company
                         Variable Life Separate Account

           Notes to Interium Unaudited Condensed Financial Statements

                               September 30, 1997


1.  Basis of Presentation

     The accompanying interim unaudited condensed financial statements should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1996, 1995 and 1994. The condensed financial statements presented herein are unaudited but, in the opinion of management, include all the necessary adjustments (which comprise only normal recurring items) required for a fair presentation of the financial position as of September 30, 1997 and the results of operations for the nine months ended September 30, 1997. However, interim results of operations necessarily require more estimates than annual results and may not be indicative of results for the full year.

                        The Principal Financial Group(R)

                 Condensed Consolidated Statement of Operations

                                   (Unaudited)




                                                            Nine months ended
                                                           September 30, 1997
                                                         ----------------------
                                                             (In Millions)
Revenue
Premiums and annuity and other considerations                      $3,452
Policy and contract charges                                           487
Net investment income                                               2,196
Net realized capital gains                                            129
Commissions and other income                                          148
                                                          ----------------------
Total revenue                                                       6,412

Expenses
Benefits, claims and settlement expenses                            4,142
Dividends to policyowners                                             224
Operating expenses                                                  1,537
                                                          ----------------------
Total expenses                                                      5,903
                                                          ----------------------

Income before income taxes                                           509

Income taxes                                                         188
                                                          ----------------------
Net income                                                       $   321
                                                          ======================

                        The Principal Financial Group(R)

             Condensed Consolidated Statement of Financial Position

                                   (Unaudited)




                                                              September 30,
                                                                  1997
                                                          ----------------------
                                                          ----------------------
                                                              (In Millions)

Assets
Debt securities, available-for-sale                               $21,755
Equity securities, available-for-sale                               1,314
Mortgage loans                                                     13,236
Real estate                                                         2,617
Policy loans                                                          745
Other investments                                                      91
Cash and cash equivalents                                              60
Accrued investment income                                             451
Deferred acquisition costs                                          1,064
Property held for Company use                                         226
Separate account assets                                            22,849
Other assets                                                        1,395
                                                          ----------------------
Total assets                                                      $65,803
                                                          ======================

Liabilities
Contractholder funds                                              $22,981
Future policy benefits and claims                                  11,040
Other policyowner funds                                               349
Policyowner dividends payable                                         444
Debt                                                                  443
Income taxes currently payable                                        257
Deferred income taxes                                                 813
Separate account liabilities                                       22,763
Other liabilities                                                   1,566
                                                          ----------------------
                                                          ----------------------
Total liabilities                                                  60,656

Equity
Surplus                                                             4,124
Net unrealized gains on available-for-sale securities               1,031
Foreign currency translation adjustment, net                           (8)
                                                          ----------------------
Total equity                                                        5,147
                                                          ----------------------
Total liabilities and equity                                      $65,803
                                                          ======================

                        The Principal Financial Group(R)

                   Condensed Consolidated Statement of Equity

                                   (Unaudited)




                                                                      Net
                                                                   Unrealized
                                                                    Gains on        Foreign
                                                                   Available-       Currency
                                                                     for-Sale      Translation
                                                       Surplus     Securities      Adjustment,        Total
                                                                                       net           Equity

                                                     ------------------------------------------------------------
                                                                            (In Millions)

   Balances at January 1, 1997                          $3,803       $  860             $(9)          $4,654

   Net income                                              321            -               -              321
   Increase in unrealized appreciation on debt
     securities available-for-sale                           -           98               -               98
   Increase in unrealized appreciation on equity
     securities available-for-sale                           -          195               -              195
   Adjustments for assumed changes in amortization
     pattern:
     Deferred acquisition costs                              -          (31)              -              (31)
     Unearned revenue reserves                               -            1               -                1
   Provision for deferred income taxes                       -          (92)              -              (92)
   Change in foreign currency translation
     adjustment, net                                         -            -               1                1
                                                     ============================================================
   Balances at September 30, 1997                       $4,124       $1,031             $(8)          $5,147
                                                     ============================================================

                        The Principal Financial Group(R)

                 Condensed Consolidated Statement of Cash Flows

                                   (Unaudited)


                                                            Nine months ended
                                                           September 30, 1997
                                                          ----------------------
                                                          ----------------------
                                                              (In Millions)
Operating activities
Net income                                                       $   321
Adjustments to reconcile net income to net cash
   provided by operating activities                                 (365)
                                                          ----------------------
Net cash used by operating activities                                (44)

Investing activities Available-for-sale securities:
       Purchases                                                  (6,035)
       Sales                                                       5,666
       Maturities                                                    704
   Mortgage loans acquired or originated                          (2,031)
   Mortgage loans sold or repaid                                   1,080
   Real estate acquired                                             (174)
   Real estate sold                                                  126
   Net change in policy loans                                         (9)
   Net change in property held for Company use                        (9)
   Net change in other investments                                    34
                                                          ----------------------
Net cash used in  investment activities                             (648)

Financing activities
    Issuance of debt                                                  60
    Principal repayments of debt                                     (20)
    Proceeds of short-term borrowings                              2,795
    Repayment of short-term-borrowings                            (2,715)
    Investment contract deposits                                   6,100
    Investment contract withdrawals                               (5,739)
                                                          ----------------------
Net cash provided by financing activities                            481
                                                          ----------------------

Net decrease in cash and cash equivalents                           (211)

Cash and cash equivalents at December 31, 1996                       271
                                                          ----------------------
                                                          ======================
Cash and cash equivalents at September 30, 1997                  $    60
                                                          ======================

                        The Principal Financial Group(R)

     Notes to Interim Unaudited Condensed Consolidated Financial Statements

                               September 30, 1997



1.  Basis of Presentation

     The accompanying interim unaudited condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1996 and 1995. The condensed consolidated financial statements presented herein are unaudited but, in the opinion of management, include all the necessary adjustments (which comprise only normal recurring items) required for a fair presentation of the consolidated financial position as of September 30, 1997 and the consolidated results of operations and cash flows for the nine months ended September 30, 1997. However, interim results of operations necessarily require more estimates than annual results and may not be indicative of results for the full year.

2.  Subsequent Event

     On November 3, 1997, the Company entered into a definitive agreement with Coventry Corporation to effectively merge substantially all of the Company's managed health care operations with Coventry Corporation, a previously unaffiliated managed care company. The closing of the definitive agreement is subject to regulatory approvals and various other conditions. The Company will own 40% of a resulting new company, Coventry Health Care, Inc., which will be publicly traded, and will recognize no gain or loss on the transaction. Subsequent to closing, which is expected in the first quarter of 1998, the Company will account for its investment in the new entity on an equity basis and will no longer consolidate the transferred businesses. total assets at September 30, 1997, and total revenues and pretax loss for the nine months then ended, were approximately $343.7 million, $606.1 million and $(10.2) million, respectively, for the transferred businesses. The Company will also enter into a reinsurance agreement whereby a subsidiary of Coventry Corporation will reinsure a portion of the Company's traditional group indemnity health insurance business in overlapping markets.

3.  Principal Financial Securities

     In December 1997, the Company signed a definitive agreement with EVEREN Capital Corporation to sell Principal Financial Securities, Inc., its investment banker and stock brokerage firm based in Dallas, Texas, for $75 million dollars. The transaction, which requires regulatory approval, is expected to close in January 1998.

4.  Pending Reorganization

     On September 18, 1997, the board of directors adopted a Plan of Reorganization whereby Principal Mutual Life Insurance Company will form a new mutual insurance holding company (Principal Mutual Holding Company) and convert to a stock life insurance company (Principal Life Insurance Company). All of the shares of Principal Life will be issued initially to Principal Mutual Holding Company through two newly formed intermediate holding companies, and there are not current plans to offer the stock of Principal Life or its parent companies to third parties. The reorganization will not become effective unless approved on January 21, 1998 by policyowners, and thereafter by regulatory authorities. The reorganization will not have a material financial impact on the Company.

                         Report of Independent Auditors



Board of Directors and Participants
Principal Mutual Life Insurance Company


We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Variable Life Separate Account (comprising, respectively, the Balanced, Bond, Capital Accumulation, Emerging Growth, High Yield, and Money Market Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Variable Life Separate Account at December 31, 1996, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                             Statement of Net Assets

                                December 31, 1996



Assets
Investments:
   Balanced Division:
      Principal Balanced Fund, Inc. - 300,877 shares at net asset value
        of $14.44 per share (cost - $4,029,659)                                                              $  4,344,657
   Bond Division:
      Principal Bond Fund, Inc. - 144,996 shares at net asset value of $11.33 per share (cost -
        $1,652,187)                                                                                             1,642,800
   Capital Accumulation Division:
      Principal Capital Accumulation Fund, Inc. - 235,315 shares at net asset value of $29.84 per
        share (cost - $6,455,408)                                                                               7,021,808
   Emerging Growth Division:
      Principal Emerging Growth Fund, Inc. - 460,827 shares at net asset value of $29.74 per share
        (cost - $11,072,205)                                                                                   13,704,998
   High Yield Division:
      Principal High Yield Fund, Inc. - 151,981 shares at net asset value of $8.72 per share (cost -
        $1,319,073)                                                                                             1,325,273
   Money Market Division:
      Principal Money Market Fund, Inc. - 1,305,482 shares at net asset value of $1.00 per share
        (cost - $1,305,482)                                                                                     1,305,482
                                                                                                        --------------------
                                                                                                        ====================
Net assets                                                                                                    $29,345,018
                                                                                                        ====================
See accompanying notes.

                                                  Unit
                                    Units         Value
                                 ------------- ------------
                                 ------------- ------------
Net assets are represented by:
   Balanced Division                  190,477     $22.81         $  4,344,657
   Bond Division                       80,628      20.38            1,642,800
   Capital Accumulation Division      266,347      26.36            7,021,808
   Emerging Growth Division           418,635      32.74           13,704,998
   High Yield Division                 67,188      19.72            1,325,273
   Money Market Division               86,858      15.03            1,305,482
                                                            --------------------
                                                            ====================
Net assets                                                        $29,345,018
                                                            ====================

See accompanying notes.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations



                                                                                          Combined
                                                                   --------------------------------------------------------
                                                                                   Year ended December 31
                                                                           1996                 1995              1994
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
Investment income
Income:
   Dividends                                                              $  576,069          $  376,014         $205,850
   Capital gains distributions                                             1,240,739             429,058          211,019
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
                                                                           1,816,808             805,072          416,869
Expenses:
   Mortality and expense risks                                               160,075              95,590           55,513
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
Net investment income                                                      1,656,733             709,482          361,356

Realized and unrealized gains (losses) on investments

Net realized gains (losses) on investments                                   196,669             254,585           31,582
Change in net unrealized appreciation/
   depreciation of investments                                             1,785,917           1,956,773         (442,230)
                                                                   ------------------- -------------------- ---------------
                                                                   =================== ==================== ===============
Net increase (decrease) in net assets resulting from operations
                                                                          $3,639,319          $2,920,840         $(49,292)
                                                                   =================== ==================== ===============

           Balanced Division                          Bond Division                        Capital Accumulation Division
----------------------------------------  ------------------------------------------- ---------------------------------------------
         Year ended December 31                  Year ended December 31                        Year ended December 31
 1996         1995             1994       1996            1995            1994          1996             1995            1994
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------


$110,439     $  85,937        $  53,356    $92,610       $  47,997        $ 33,025     $   118,875      $  79,394       $  56,729
 244,144        72,211           25,558          -               -               -         745,903        293,683          54,291
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
 354,583       158,148           78,914     92,610          47,997          33,025         864,778        373,077         111,020

  25,360        17,258           12,058      8,256           5,384           3,207          36,169         22,976          14,428
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
 329,223       140,890           66,856     84,354          42,613          29,818         828,609        350,101          96,592



  20,387        28,104            6,900      2,798           4,064          (2,792)         36,486         49,320         (13,565)

  77,334       316,677         (120,904)   (53,168)         85,230         (40,136)        247,560        433,439         (87,735)
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------

$426,944      $485,671        $ (47,148)   $33,984        $131,907        $(13,110)     $1,112,655       $832,860       $  (4,708)
======== ================ ==============  ========== =============== ================ ============= =============== ===============

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)


                                                                      Emerging Growth Division
                                                                       Year ended December 31
                                                       --------------------------------------------------------
                                                              1996                1995              1994
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
Investment income
Income:
   Dividends                                                  $   99,423           $   65,593        $ 26,319
   Capital gains distributions                                   250,692               63,164         131,170
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
                                                                 350,115              128,757         157,489
Expenses:
   Mortality and expense risks                                    74,424               43,103          21,185
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
Net investment income                                            275,691               85,654         136,304

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                       136,928              172,414          42,332
Change in net unrealized appreciation/
   depreciation of investments                                 1,479,684            1,127,081        (174,867)
                                                       -------------------- ------------------ ----------------
                                                       ==================== ================== ================
Net increase in net assets resulting from operations
                                                              $1,892,303           $1,385,149        $  3,769
                                                       ==================== ================== ================

See accompanying notes.

                     High Yield Division                                             Money Market Division
--------------------------------------------------------------    ------------------------------------------------------------
                   Year ended December 31                                           Year ended December 31
        1996                 1995                1994                    1996                1995                 1994
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------


        $107,701             $72,460             $21,527                   $47,021           $24,633              $14,894
               -                   -                   -                         -                 -                    -
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
         107,701              72,460              21,527                    47,021            24,633               14,894

           7,858               3,702               1,585                     8,008             3,167                3,050
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
          99,843              68,758              19,942                    39,013            21,466               11,844



              70                 683              (1,293)                        -                 -                    -

          34,507              (5,654)            (18,588)                        -                 -                    -
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------

        $134,420             $63,787          $       61                   $39,013           $21,466              $11,844
===================== =================== ====================    =================== ==================== ===================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

                  Years ended December 31, 1996, 1995 and 1994


                                                                                                             Combined
                                                                                                        -------------------
                                                                                                        -------------------

Net assets at January 1, 1994                                                                                $  5,802,494

Increase (decrease) in net assets
Operations:
   Net investment income                                                                                          361,356
   Net realized gains (losses) on investments                                                                      31,582
   Change in net unrealized appreciation/depreciation of investments                                             (442,230)
                                                                                                        -------------------
                                                                                                        -------------------
Net increase (decrease) in net assets resulting from operations                                                   (49,292)

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes                                        7,030,808
   Contract terminations and surrenders                                                                          (200,983)
   Death benefit payments                                                                                          (4,614)
   Policy loan transfers                                                                                         (131,130)
   Transfers to other contracts                                                                                (2,149,666)
   Cost of insurance and administration charges                                                                (1,002,937)
   Surrender charges                                                                                              (41,439)
                                                                                                        -------------------
                                                                                                        -------------------
Increase in net assets from policy related transactions                                                         3,500,039
                                                                                                        -------------------
                                                                                                        -------------------
Total increase                                                                                                  3,450,747
                                                                                                        -------------------
                                                                                                        -------------------
Net assets at December 31, 1994                                                                                 9,253,241

Increase (decrease) in net assets
Operations:
   Net investment income                                                                                          709,482
   Net realized gains on investments                                                                              254,585
   Change in net unrealized appreciation/depreciation of investments                                            1,956,773
                                                                                                        -------------------
Net increase in net assets resulting from operations                                                            2,920,840

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes                                        9,511,939
   Contract terminations and surrenders                                                                          (514,344)
   Death benefit payments                                                                                          (9,358)
   Policy loan transfers                                                                                         (275,660)
   Transfers to other contracts                                                                                (2,602,796)
   Cost of insurance and administration charges                                                                (1,539,242)
   Surrender charges                                                                                              (66,485)
                                                                                                        -------------------
Increase (decrease) in net assets from policy related transactions                                              4,504,054
                                                                                                        -------------------
Total increase (decrease)                                                                                       7,424,894
                                                                                                        -------------------
Net assets at December 31, 1995                                                                                16,678,135

                                               Capital              Emerging               High                Money
      Balanced              Bond            Accumulation             Growth               Yield               Market
      Division            Division            Division              Division             Division            Division
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------

      $1,481,045              $395,806        $1,663,662             $1,874,487           $179,298              $208,196



          66,856                29,818            96,592                136,304             19,942                11,844
           6,900                (2,792)          (13,565)                42,332             (1,293)                    -
        (120,904)              (40,136)          (87,735)              (174,867)           (18,588)                    -
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         (47,148)              (13,110)           (4,708)                 3,769                 61                11,844



         805,108               288,736         1,149,226              2,765,121            120,265             1,902,352
         (61,360)               (4,871)          (39,008)               (83,480)            (9,690)               (2,574)
               -                     -            (3,319)                (1,295)                 -                     -
         (25,740)               (3,819)          (42,994)               (59,784)            (3,260)                4,467
        (155,607)              (92,188)         (226,938)              (284,168)            (7,501)           (1,383,264)
        (178,431)              (59,452)         (218,560)              (396,646)           (32,323)             (117,525)
         (12,651)               (1,004)           (8,043)               (17,212)            (1,998)                 (531)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         371,319               127,402           610,364              1,922,536             65,493               402,925
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         324,171               114,292           605,656              1,926,305             65,554               414,769
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
       1,805,216               510,098         2,269,318              3,800,792            244,852               622,965



         140,890                42,613           350,101                 85,654             68,758                21,466
          28,104                 4,064            49,320                172,414                683                     -
         316,677                85,230           433,439              1,127,081             (5,654)                    -
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         485,671               131,907           832,860              1,385,149             63,787                21,466



       1,036,158               444,236         1,633,021              4,022,336            673,413             1,702,775
         (89,520)              (24,317)         (149,990)              (238,336)           (10,016)               (2,165)
               -                     -            (2,336)                (4,755)                 -                (2,267)
         (52,264)               (4,770)          (56,174)              (159,532)            (3,158)                  238
        (145,034)              (52,638)         (218,351)              (338,865)           (52,617)           (1,795,291)
        (233,775)              (78,861)         (313,935)              (707,162)           (60,938)             (144,571)
         (11,571)               (3,144)          (19,388)               (30,806)            (1,295)                 (281)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         503,994               280,506           872,847              2,542,880            545,389              (241,562)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         989,665               412,413         1,705,707              3,928,029            609,176              (220,096)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
       2,794,881               922,511         3,975,025              7,728,821            854,028               402,869

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)




                                                                                     Combined
                                                                                -------------------

Net assets at January 1, 1996                                                         $16,678,135

Increase (decrease) in net assets
Operations:
   Net investment income                                                                1,656,733
   Net realized gains on investments                                                      196,669
   Change in net unrealized appreciation/depreciation of investments                    1,785,917
                                                                                -------------------
                                                                                -------------------
Net increase in net assets resulting from operations                                    3,639,319

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes
                                                                                       18,395,810
   Contract terminations and surrenders                                                  (722,867)
   Death benefit payments                                                                 (37,233)
   Policy loan transfers                                                                 (473,677)
   Transfers to other contracts                                                        (5,580,579)
   Cost of insurance and administration charges                                        (2,456,536)
   Surrender charges                                                                      (97,354)
                                                                                -------------------
                                                                                -------------------
Increase in net assets from policy related transactions                                 9,027,564
                                                                                -------------------
                                                                                -------------------
Total increase                                                                         12,666,883
                                                                                -------------------
                                                                                ===================
Net assets at December 31, 1996                                                       $29,345,018
                                                                                ===================

See accompanying notes.

                                               Capital              Emerging               High                Money
     Balanced              Bond             Accumulation             Growth               Yield               Market
     Division            Division             Division              Division             Division            Division
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------

       $2,794,881         $   922,511          $3,975,025           $  7,728,821          $   854,028         $   402,869



          329,223              84,354             828,609                275,691               99,843              39,013
           20,387               2,798              36,486                136,928                   70                   -
           77,334             (53,168)            247,560              1,479,684               34,507                   -
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
          426,944              33,984           1,112,655              1,892,303              134,420              39,013



        1,743,079             953,519           2,993,788              6,727,306              507,382           5,470,736
          (98,967)            (23,277)           (167,257)              (390,394)             (15,620)            (27,352)
          (11,941)                (81)            (17,425)                (7,786)                   -                   -
           (9,028)            (21,841)           (153,962)              (276,069)               3,597             (16,374)
         (161,403)           (115,001)           (217,253)              (785,468)             (56,488)         (4,244,966)
         (325,580)           (103,879)           (481,237)            (1,131,138)             (99,942)           (314,760)
          (13,328)             (3,135)            (22,526)               (52,577)              (2,104)             (3,684)
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
        1,122,832             686,305           1,934,128              4,083,874              336,825             863,600
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
        1,549,776             720,289           3,046,783              5,976,177              471,245             902,613
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
=================== =================== ====================== ==================== =================== ====================
       $4,344,657          $1,642,800          $7,021,808           $13,704,998            $1,325,273          $1,305,482
=================== =================== ====================== ==================== =================== ====================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 1996



1.  Investment and Accounting Policies

Principal Mutual Life Insurance Company Variable Life Separate Account is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible policyowners, the Separate Account invests solely in shares of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc., diversified open-end management investment companies organized by Principal Mutual. Investments are stated at the closing net asset values per share on December 31, 1996.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.


2.  Expenses and Policy Charges

Principal Mutual is compensated for the following expenses and charges:

   Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. The mortality and expense risk, annual administration, and insurance charges amounted to $160,075, $231,648, and $2,224,888, respectively, in 1996; $95,590, $166,464, and $1,372,778, respectively,  in 1995; $55,513,  $119,268,  and $883,669,  respectively,  in
   1994. A sales charge of 5.0% is deducted from each payment made on behalf of each participant. The sales charge is deducted from the payments by Principal Mutual prior to their transfer to the Variable Life Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.


3.  Federal Income Taxes

Operations of the Separate Account are a part of the operations of Principal Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of Principal Mutual Life Insurance Company Variable Life Separate Account.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)


4.  Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                                                                      Capital Accumulation
                                               Balanced Division             Bond Division                  Division
                                          ---------------------------- -------------------------- -----------------------------
                                             Units         Amount        Units        Amount         Units         Amount
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ------------ --------------- ----------- -------------- ------------ ----------------
Year ended December 31, 1996
Units purchased and reinvested
   dividends and capital gains               82,222        $2,097,662     48,357      $1,046,130    126,497         $3,858,566
Units redeemed                               29,319           645,607     13,728         275,471     44,900          1,095,829
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 52,903        $1,452,055     34,629     $   770,659     81,597         $2,762,737
                                          ============ =============== =========== ============== ============ ================
                                          ============ =============== =========== ============== ============ ================

Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains               56,758        $1,194,305     24,137     $   492,234     87,030         $2,006,098
Units redeemed                               29,073           549,421      8,980         169,115     40,420            783,150
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 27,685       $   644,884     15,157     $   323,119     46,610         $1,222,948
                                          ============ =============== =========== ============== ============ ================

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains               48,225       $   884,022     17,428     $   321,761     69,938       $1,260,246
Units redeemed                              (25,949)         (445,847)    (9,652)       (164,541)   (32,805)        (553,290)
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 22,276       $   438,175      7,776     $   157,220     37,133      $   706,956
                                          ============ =============== =========== ============== ============ ================

                                           Emerging Growth Division                                  Money Market Division
                                                                          High Yield Division
                                          ---------------------------- -------------------------- -----------------------------
                                             Units         Amount        Units        Amount         Units          Amount
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ------------ --------------- ----------- -------------- ------------- ---------------
Year ended December 31, 1996
Units purchased and reinvested
   dividends and capital gains                224,022     $7,077,421      28,126       $615,083       370,523       $5,517,757
Units redeemed                                 89,178      2,717,856       9,553        178,415       311,613        4,615,144
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase                                  134,844     $4,359,565      18,573       $436,668        58,910      $   902,613
                                          ============ =============== =========== ============== ============= ===============
                                          ============ =============== =========== ============== ============= ===============

Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains                165,606     $4,151,094      40,295       $745,873       120,838       $1,727,408
Units redeemed                                 60,516      1,522,560       7,739        131,726       138,209        1,947,504
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase (decrease)                       105,090     $2,628,534      32,556       $614,147       (17,371)     $  (220,096)
                                          ============ =============== =========== ============== ============= ===============
                                          ============ =============== =========== ============== ============= ===============

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains                129,908     $2,922,610       7,938       $141,792       140,805       $1,917,246
Units redeemed                                (39,368)      (863,770)     (3,624)       (56,357)     (111,080)      (1,502,477)
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase                                   90,540     $2,058,840       4,314      $  85,435        29,725      $   414,769
                                          ============ =============== =========== ============== ============= ===============

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)

5.  Net Assets

Net assets at December 31, 1996 consisted of the following:

                                                                                                                 Net Unrealized
                                                                                        Accumulated Net           Appreciation
                                                                Unit Transactions      Investment Income        (Depreciation) of
                                               Combined                                                            Investments
                                          -------------------- --------------------- ----------------------- ----------------------
                                          -------------------- --------------------- ----------------------- ----------------------

   Balanced Division                            $  4,344,657         $  3,496,263           $   533,396             $   314,998
   Bond Division                                   1,642,800            1,516,750               135,437                  (9,387)
   Capital Accumulation Division
                                                   7,021,808            5,317,787             1,137,621                 566,400
   Emerging Growth Division
                                                  13,704,998           10,647,072               425,133               2,632,793
   High Yield Division                             1,325,273            1,155,112               163,961                   6,200
   Money Market Division                           1,305,482            1,295,906                 9,576                       -
                                          -------------------- --------------------- ----------------------- ----------------------
                                          ==================== ===================== ======================= ======================
                                                 $29,345,018          $23,428,890            $2,405,124              $3,511,004
                                          ==================== ===================== ======================= ======================

                         Report of Independent Auditors

The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying consolidated statements of financial position of The Principal Financial Group (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of operations, equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Principal Financial Group at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1996 the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises, and retroactively restated the 1995 financial statements for the change.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                          The Principal Financial Group
                      Consolidated Statements of Operations

                                                   Year ended December 31
                                                     1996          1995*
                                                 ----------------------------
                                                 ----------------------------
                                                        (In Millions)
Revenue
Premiums and annuity and other considerations        $5,121        $5,243
Policy and contract charges                             655           580
Net investment income                                 2,780         2,693
Net realized capital gains                              436           122
Commissions and other income                            150           143
                                                 ----------------------------
Total revenue                                         9,142         8,781

Expenses
Benefits, claims and settlement expenses              6,087         6,142
Dividends to policyowners                               299           307
Operating expenses                                    1,926         1,781
                                                 ----------------------------
                                                 ----------------------------
Total expenses                                        8,312         8,230
                                                 ----------------------------

Income before income taxes                              830           551

Income taxes                                            304           207
                                                 ----------------------------
                                                 ============================
Net income                                          $   526       $   344
                                                 ============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                  Consolidated Statements of Financial Position

                                                               December 31
                                                            1996         1995*
                                                        ------------------------
                                                        ------------------------
                                                              (In Millions)

Assets
Debt securities, available-for-sale                        $21,974      $21,837
Equity securities, available-for-sale                        1,023        1,446
Mortgage loans                                              12,409       11,380
Real estate                                                  2,474        2,263
Policy loans                                                   736          711
Other investments                                               68           79
Cash and cash equivalents                                      271          295
Accrued investment income                                      464          479
Deferred acquisition costs                                   1,058          938
Property held for Company use                                  222          210
Separate account assets                                     17,218       12,957
Other assets                                                 1,225        1,369
                                                        ------------------------
                                                        ========================
Total assets                                               $59,142      $53,964
                                                        ========================
                                                        ========================

Liabilities
Contractholder funds                                       $23,194      $22,465
Future policy benefits and claims                           10,575       10,058
Other policyowner funds                                        454          476
Policyowner dividends payable                                  447          455
Debt                                                           399          361
Income taxes currently payable                                 283          214
Deferred income taxes                                          623          930
Separate account liabilities                                17,166       12,891
Other liabilities                                            1,347        1,508
                                                        ------------------------
                                                        ------------------------
Total liabilities                                           54,488       49,358

Equity
Surplus                                                      3,803        3,277
Net unrealized gains on available- securities          860        1,336
Foreign currency translation adjustment, net                    (9)          (7)
                                                        ------------------------
                                                        ------------------------
Total equity                                                 4,654        4,606
                                                        ------------------------
                                                        ========================
Total liabilities and equity                               $59,142      $53,964
                                                        ========================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                        Consolidated Statements of Equity

                                                                Net Unrealized
                                                                   Gains on       Foreign Currency
                                                              Available-for-Sale    Translation
                                                    Surplus       Securities      Adjustment, net   Total Equity
                                                  ---------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1995*                     $2,933        $     48               $(6)          $2,975

   Net income                                          344               -                 -              344
   Increase in unrealized appreciation on debt
     securities available-for-sale                       -           1,834                 -            1,834
   Increase in unrealized appreciation on equity
     securities available-for-sale                       -             411                 -              411
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -            (315)                -             (315)
     Unearned revenue reserves                           -              52                 -               52
   Provision for deferred income taxes                   -            (694)                -             (694)
   Change in foreign currency translation
     adjustment, net                                     -               -                (1)              (1)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1995                     3,277           1,336                (7)           4,606

   Net income                                          526               -                 -              526
   Decrease in unrealized appreciation on debt
     securities available-for-sale                       -            (543)                -             (543)
   Decrease in unrealized appreciation on equity
     securities available-for-sale                       -            (262)                -             (262)
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -              83                 -               83
     Unearned revenue reserves                           -             (11)                -              (11)
   Provision for deferred income tax benefit             -             257                 -              257
   Change in foreign currency translation
     adjustment, net                                     -               -                (2)              (2)
                                                  ---------------------------------------------------------------
                                                  ===============================================================
   Balances at December 31, 1996                    $3,803         $   860               $(9)          $4,654
                                                  ===============================================================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                      Consolidated Statements of Cash Flows


                                                                                 Year ended December 31
                                                                                  1996          1995*
                                                                              -----------------------------
                                                                              -----------------------------
                                                                                     (In Millions)
Operating activities
Net income                                                                           $526          $344
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred acquisition costs                                         178           145
   Additions to deferred acquisition costs                                           (215)         (206)
   Accrued investment income                                                           15             6
   Contractholder and policyowner liabilities and dividends                           240           523
   Current and deferred income taxes                                                   20            93
   Net realized capital gains                                                        (436)         (122)
   Depreciation and amortization expense                                              112            97
   Other                                                                             (230)          437
                                                                              -----------------------------
                                                                              -----------------------------
Net adjustments                                                                      (316)          973
                                                                              -----------------------------
Net cash provided by operating activities                                             210         1,317

Investing activities
Available-for-sale securities:
   Purchases                                                                      (11,762)      (13,195)
   Sales                                                                            8,949         9,333
   Maturities                                                                       2,796         2,485
Mortgage loans acquired or originated                                              (2,955)       (2,837)
Mortgage loans sold or repaid                                                       1,619         1,702
Real estate acquired                                                                 (166)         (143)
Real estate sold                                                                      253            38
Net change in policy loans                                                            (25)          (28)
Net change in property held for company use                                           (18)          (44)
Net change in other investments                                                       (74)          (11)
                                                                              -----------------------------
Net cash used in  investment activities                                            (1,383)       (2,700)

Financing activities
Issuance of debt                                                                       43            21
Principal repayments of debt                                                          (29)          (71)
Proceeds of short-term borrowings                                                   1,451           990
Repayment of short-term-borrowings                                                 (1,282)         (990)
Investment contract deposits                                                        7,496         6,756
Investment contract withdrawals                                                    (6,530)       (5,310)
                                                                              -----------------------------
Net cash provided by financing activities                                           1,149         1,396
                                                                              -----------------------------

Net increase (decrease) in cash and cash equivalents                                  (24)           13

Cash and cash equivalents at beginning of year                                        295           282
                                                                              -----------------------------
                                                                              =============================
Cash and cash equivalents at end of year                                        $     271     $     295
                                                                              =============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                   Notes to Consolidated Financial Statements

                                December 31, 1996

1.  Nature of Operations and Significant Accounting Policies

Description of Business

The Principal Financial Group (the Company), comprised of Principal Mutual Life Insurance Company (Principal Mutual) and its subsidiaries, is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $1.5 billion at December 31, 1996 and $1.7 billion at December 31, 1995, and total revenues were $349 million in 1996 and $320 million in 1995. During 1996 and 1995, the Company included $(3) million and $(9) million, respectively, in net investment income representing the Company's share of current year net losses of the unconsolidated entities.

Accounting Changes

Prior to 1996, the Company prepared its financial statements in conformity with reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Such practices were considered GAAP for mutual life insurance companies through 1995. Financial Accounting Standards Board (FASB) Interpretation (FIN) No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended, which is effective for 1996 annual financial statements, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP.

Accordingly, the Company has adopted GAAP, including various accounting pronouncements but primarily Statement of Financial Accounting Standards (SFAS) No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts and Statement of Position (SOP) 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises, which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pursuant to the requirements of FIN No. 40, SFAS No. 120 and SOP 95-1, the effect of the changes from the statutory basis to GAAP accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1995, has been presented as a restatement of equity as follows (in millions):

   Equity at January 1, 1995, as previously reported             $1,927
   Adjustment for the cumulative effect on prior years of
     retroactively adopting GAAP                                  1,048
                                                             ---------------
                                                             ===============
   Equity at January 1, 1995, as restated                        $2,975
                                                             ===============

The adoption of GAAP had the effect of increasing net income for 1996 and 1995 by approximately $111 million and $81 million, respectively.

Future Application of Accounting Standards

In June 1996, the FASB issued SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 125 provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. SFAS No. 125 is generally effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996.

SFAS No. 125 was subsequently amended in December 1996 by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. SFAS No. 127 deferred for one year the effective date for transfers and servicing of repurchase agreements, dollar rolls, securities lending, secured borrowings and collateral and similar transactions. These Statements will be applicable to the Company. Management believes that they will not have a significant impact on the Company's consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)




1.  Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers on mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in debt and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 10 for policies related to the determination of fair value.) The cost of debt securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of debt and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investment real estate is reported at cost less accumulated depreciation. Such real estate is carried net of valuation allowances when indicators of impairment are present and the undiscounted cash flows to be generated by the real estate exceed carrying amounts. Properties acquired through loan foreclosures are recorded at fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying amount reductions as a result of depreciation and quarterly valuation determinations. Changes in the valuation allowance are charged or credited to income. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as realized gains (losses) on investments. The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of impairment is based upon the fair value of the collateral.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Futures and Forward Contracts and Interest Rate and Equity Swaps (Derivatives)

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and uses equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on both those contracts that hedge risks associated with interest rate fluctuations and equity swaps are recognized in the period incurred.

Contractholder and Policyowner Liabilities

Contractholder and policyowner liabilities (contractholder funds, future policy benefits and claims and other policyowner funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds left with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners, excluding surrender charges. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Reinsurance premiums, expenses, recoveries and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts, reported on a gross basis. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                December 31
                                            1996           1995
                                        -----------------------------

   Property held for Company use              $285          $266
   Accumulated depreciation                    (63)          (56)
                                        =============================
   Property held for Company use, net         $222          $210
                                        =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets (primarily customer lists and institutional customer relationships) have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis primarily over 40 years with the exception of assets acquired after 1995 which are amortized over ten years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value. Intangible assets and related accumulated amortization are as follows (in millions):

                                            December 31
                                        1996           1995
                                    -----------------------------

   Goodwill                               $135          $113
   Accumulated amortization                (22)          (31)
                                    -----------------------------
   Goodwill, net                           113            82

   Other intangible assets, net             34            56
                                    -----------------------------

   Total intangible assets                $147          $138
                                    =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Mortgage servicing rights of $272 million and $176 million at December 31, 1996 and 1995, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

Reclassifications

Certain reclassifications have been made to the 1995 financial statements to conform to the 1996 consolidated presentation.

2.  Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire debt securities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred acquisition costs, unearned revenue reserves and deferred income taxes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost, gross unrealized gains and losses and fair value of debt and equity securities available-for-sale as of December 31, 1996 and 1995, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1996
   Bonds:
     United States Government and agencies       $     246     $       1            $  1         $     246
     States and political subdivisions                 303            13               -               316
     Corporate - public                              4,487           200              15             4,672
     Corporate - private                            12,876           737              25            13,588
     Mortgage-backed securities                      3,112            60              27             3,145
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    21,024         1,011              68            21,967
   Redeemable preferred stocks                           5             2               -                 7
                                              ===============================================================
     Total debt securities                         $21,029        $1,013             $68           $21,974
                                              ===============================================================
     Total equity securities                     $     502       $   536             $15          $  1,023
                                              ===============================================================

   December 31, 1995
   Bonds:
     United States Government and agencies        $    294     $       4           $   -          $    298
     States and political subdivisions                 281            19               -               300
     Corporate - public                              4,467           328              16             4,779
     Corporate - private                            12,211         1,081              57            13,235
     Mortgage-backed securities                      3,085           134               4             3,215
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,338         1,566              77            21,827
   Redeemable preferred stocks                          11             1               2                10
                                              ===============================================================
     Total debt securities                         $20,349        $1,567             $79           $21,837
                                              ===============================================================
     Total equity securities                     $     663       $   794             $11          $  1,446
                                              ===============================================================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost and fair value of debt securities available-for-sale at December 31, 1996, by expected maturity, are as follows (in millions):

                                                Cost      Fair Value
                                               ----------------------
                                               ----------------------

   Due in one year or less                      $  1,290   $  1,314
   Due after one year through five years           6,486      6,720
   Due after five years through ten years          6,271      6,590
   Due after ten years                             3,865      4,198
                                               ----------------------
                                               ----------------------
                                                  17,912     18,822
   Mortgage-backed and other securities without
     a single maturity date                        3,117      3,152
                                               ----------------------
                                               ======================
   Total                                         $21,029    $21,974
                                               ======================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities available-for-sale              $1,608        $1,603
   Equity securities available-for-sale                33            41
   Mortgage loans                                     922         1,008
   Real estate                                        338           162
   Policy loans                                        49            48
   Cash and cash equivalents                           15             8
   Other                                               60            24
                                               -----------------------------
                                               -----------------------------
                                                    3,025         2,894

   Less investment expenses                          (245)         (201)
                                               -----------------------------
                                               =============================
   Net investment income                           $2,780        $2,693
                                               =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The major components of realized capital gains (losses) on investments are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities, available-for-sale:
     Gross gains                                    $121           $144
     Gross losses                                    (73)           (40)
   Equity securities, available-for-sale:
     Gross gains                                     451             40
     Gross losses                                     (5)            (9)
   Mortgage loans                                     (4)             3
   Real estate                                        14              6
   Other                                             (68)           (22)
                                               =============================
   Net realized capital gains                       $436           $122
                                               =============================

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $7.8 billion and $6.5 billion in 1996 and 1995, respectively. Gross gains of $76 million and $93 million and gross losses of $69 million and $54 million in 1996 and 1995, respectively, were realized on those sales. Of the 1996 and 1995 proceeds, $7.2 billion and $6.1 billion, respectively, relates to sales of mortgage-backed securities.

The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $64 million and $66 million and gross losses of $53 million and $17 million in 1996 and 1995, respectively, were realized on sales of mortgage-backed securities. At December 31, 1996, the Company had security purchases payable totaling $331 million relating to the purchases of mortgage-backed securities at forward dates.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The unrealized appreciation on investments in debt and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The amount of net unrealized gains on available-for-sale securities is as follows (in millions):

                                                                                      December 31
                                                                                  1996           1995
                                                                              -----------------------------

   Unrealized appreciation on debt  securities, available-for-sale                 $945         $1,488
   Unrealized appreciation  on equity  securities, available-for-sale               521            783
   Adjustments for assumed changes in amortization pattern:
     Deferred acquisition costs                                                    (160)          (243)
     Unearned revenue reserves                                                       17             28
   Provision for deferred income taxes                                             (463)          (720)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                           $860         $1,336
                                                                              =============================

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1996 and 1995, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution              Property Type Distribution
                      December 31                           December 31
                -----------------------               -----------------------
                    1996        1995                      1996       1995
                -----------------------               -----------------------
                -----------------------               -----------------------

Pacific              30%         33%       Industrial      35%        38%
South Atlantic       22          21        Retail          34         30
North Central        17          16        Office          28         29
Mid Atlantic         15          16        Other            3          3
South Central         7           6
New England           5           5
Mountain              4           3

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as realized gains (losses) on investments.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                              December 31
                                                          1996           1995
                                                      --------------------------

Balance at beginning of year                               $115           $127
Provision for losses                                         16             16
Releases due to write-downs, sales and foreclosures         (10)           (28)
                                                      ==========================
Balance at end of year                                     $121           $115
                                                         =======================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The Company was servicing approximately 328,000 and 286,000 loans with aggregate principal balances of approximately $24.4 and $19.9 billion at December 31, 1996 and 1995, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $175 million and $145 million at December 31, 1996 and 1995, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the allowance for loan loss.

Real estate includes properties directly owned by the Company that are generally held for investment purposes. Real estate holdings and related accumulated depreciation are as follows (in millions):

                                              December 31
                                          1996           1995
                                      -----------------------------

   Real estate                            $2,743        $2,481
   Accumulated depreciation                 (269)         (218)
                                      =============================
   Real estate, net                       $2,474        $2,263
                                      =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $1.4 billion and $1.5 billion at December 31, 1996 and 1995, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $146 million at December 31, 1996.

Effective December 29, 1995, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($148 million at December 31, 1996, and $303 million at December 31, 1995) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1996 and 1995, were $970 million and $599 million, respectively, and the credit exposure at December 31, 1996 and 1995 was $15 million and $8 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately three years at both December 31, 1996 and 1995, respectively. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1996, the Company had various foreign currency exchange agreements with maturities ranging from 1997 to 2018, with an aggregate notional amount involved of approximately $373 million and the credit exposure was $9 million. The average unexpired term of the swaps was approximately seven years at December 31, 1996.

The Company uses interest rate floors in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. At December 31, 1996, the Company had entered into interest rate floors with a notional value of $1.3 billion. The floors provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets on the Company's consolidated statements of financial position.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

4.  Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                              Year ended December 31
                                               1996           1995
                                           -----------------------------

   Balance at beginning of year               $   810       $   824

   Incurred:
     Current year                               3,051         3,179
     Prior years                                  (29)           (5)
                                           -----------------------------
                                           -----------------------------
   Total incurred                               3,022         3,174

   Payments:
     Current year                               2,535         2,654
     Prior years                                  497           534
                                           -----------------------------
   Total payments                               3,032         3,188
                                           -----------------------------

   Balance at end of year:
     Current year                                 516           525
     Prior years                                  284           285
                                           -----------------------------
                                           =============================
   Total balance at end of year               $   800       $   810
                                           =============================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $29 million and $5 million to the December 31, 1995 and 1994 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1996 and 1995, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These favorable development trends have been considered in establishing the current year liability for unpaid accident and health claims.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt

The components of debt as of December 31, 1996 and December 31, 1995 are as follows (in millions):

                                                      December 31
                                                 1996           1995
                                             ------------------------------

      7.875% notes payable, due 2024              $199          $199
      8% notes payable, due 2044                    99            99
      Mortgages and other notes payable            101            63
                                             ==============================
      Total debt                                  $399          $361
                                             ==============================

On March 10, 1994, Principal Mutual issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that Principal Mutual has sufficient surplus earnings to make such payments. For both of the years ended December 31, 1996 and 1995, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at Principal Mutual's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at Principal Mutual's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The other mortgages and notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1996 range from $1 million to $9 million with interest rates generally ranging from 5.9% to 7.7%.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt (continued)

At December 31, 1996, future annual maturities of debt are as follows (in millions):

   1997                                    $  29
   1998                                       17
   1999                                        2
   2000                                        2
   2001                                        2
   Thereafter                                347
                                         ----------
                                         ==========
   Total future maturities of debt          $399
                                         ==========

Cash paid for interest for 1996 and 1995 was $52 million and $50 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $15 million at December 31, 1996 and other outstanding borrowings of $154 million at December 31, 1996. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position. There were no outstanding borrowings at December 31, 1995.


6.  Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                     Year ended December 31
                                      1996           1995
                                  -----------------------------

   Current income taxes:
     Federal                           $145           $104
     State and foreign                   (1)             5
     Realized capital gains             210             41
                                  -----------------------------
   Total current income taxes           354            150
   Deferred income taxes                (50)            57
                                  =============================
   Total income taxes                  $304           $207
                                  =============================

Due to the inherent differences between income for financial reporting purposes and income for tax purposes, the Company's provision for income taxes does not have the customary relationship of taxes to income. This difference between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income is generally due to the Company making adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

6.  Income Taxes (continued)

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of Principal Mutual and affiliated companies through 1992. The Service has commenced its examination for the years 1993 and 1994. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

The Company's deferred income tax liabilities and assets are as follows (in millions):

                                                  December 31
                                              1996           1995
                                          -----------------------------

   Deferred income tax liabilities            $1,110        $1,319
   Deferred income tax assets                    487           389
                                          =============================
   Deferred income taxes, net                $   623       $   930
                                          =============================

The Company's significant deferred income tax liabilities and assets relate to unrealized gains on available-for-sale debt and equity securities, deferred acquisition costs, unrealized joint venture losses, policy liabilities and accruals and contractholder funds and claims, policyowner dividend liability, prepaid postretirement benefits other than pension, other investment related items and premiums and fees receivable. No valuation allowances have been recognized against deferred tax assets.

The Company has not recognized deferred taxes related to the undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested because the Company does not expect to repatriate these earnings. A tax liability will be recognized when the Company expects distribution of those earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes in 1996 and 1995 was $285 million and $99 million, respectively.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The pension plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                  December 31
                                                                 1996    1995
                                                                 ------------
                                                                 ------------
Actuarial present value of benefit obligations:
   Vested benefit obligation                                      $482   $439
                                                                 ============
                                                                 ============
   Accumulated benefit obligation                                 $495   $464
                                                                 ============
                                                                 ============

Plan assets at fair value, primarily affiliated mutual funds
   and investment contracts of the Company                        $841   $723
Projected benefit obligation                                       732    670
                                                                 ------------
Plan assets in excess of projected benefit obligation              109     53

Unrecognized net (gains) losses and funding different from
   that assumed and from changes in assumptions                    (29)    41
Unrecognized prior service cost                                     17      1
Unrecognized net transition asset                                  (60)   (70)
                                                                 ------------
                                                                 ============
Prepaid pension asset                                            $  37  $  25
                                                                 ============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

Net periodic pension expense (income) included the following components (in millions):

                                                            Year ended
                                                            December 31
                                                       1996           1995
                                                    -------------------------

      Service cost                                     $  38         $  25
      Interest cost on projected benefit obligation       46            39
      Actual return on plan assets                      (118)         (144)
      Net amortization and deferral                       42            79
                                                    -------------------------
                                                    =========================
      Total net periodic pension expense (income)     $    8        $   (1)
                                                    =========================

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 10% for those trusts not subject to income taxes. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation or up to $ 9,500 in 1996 and $9,240 in 1995 annually to the plans. The Company matches the participant's contribution with a 50% contribution up to a maximum contribution of 2% of the participant's compensation. The Company contributed $13 million in 1996 and $11 million in 1995 to these defined contribution plans.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The postretirement plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $247            $208
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (87)            (84)
     Eligible employees                                                           (38)            (39)
     Active employees not eligible to retire                                      (93)            (89)
                                                                            -------------------------------
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (218)           (212)
                                                                            -------------------------------
                                                                            -------------------------------
   Excess (deficiency) of plan assets over (under) accumulated
     postretirement benefit obligation                                             29              (4)

   Unrecognized net losses and funding different from that assumed and
     from changes in assumptions                                                  (10)             20
   Unrecognized net transition obligation                                          17              21
                                                                            -------------------------------
                                                                            ===============================
   Postretirement benefit asset                                                 $  36           $  37
                                                                            ===============================

The net periodic postretirement benefit cost included the following components (in millions):

                                                                                      Year ended
                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
                                                                            -------------------------------

   Service cost                                                                   $12            $  7
   Interest cost on accumulated postretirement benefit cost                        15              14
   Actual return on plan assets                                                   (32)            (43)
   Amortization of transition obligation                                            4               4
   Net amortization of gains and losses                                            19              34
                                                                            ===============================
   Total net periodic postretirement benefit cost                                 $18             $16
                                                                            ===============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 9% for those trusts not subject to income taxes. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 11.5% in 1996, declines to 9.5% in 2001 and then declines to an ultimate rate of 6.5% in 2032. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1996 would increase by 19.5% ($33 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1996 by 24.5% ($6 million).

8.  Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers. The Company also monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

8.  Reinsurance (continued)

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                        Year ended
                                                       December 31
                                                   1996            1995
                                                 -------------------------
                                                 -------------------------

Premiums and annuity and other considerations:
  Direct                                          $5,034          $5,171
  Assumed                                            116              99
  Ceded                                              (29)            (27)
                                                 =========================
Net premiums and annuity and other considerations $5,121          $5,243
                                                 =========================
                                                 =========================

Benefits, claims and settlement expenses:
  Direct                                          $6,003          $6,070
  Assumed                                            109              99
  Ceded                                              (25)            (27)
                                                 =========================
Net benefits, claims and settlement expenses      $6,087          $6,142
                                                 =========================

9.  Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $310 million in 1996 and $260 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                     $   273
   1998                                         240
   1999                                         200
   2000                                         161
   2001                                         116
   Thereafter                                   444
                                          -------------
                                          =============
   Total future minimum lease receipts       $1,434
                                          =============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

9.  Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $73 million in 1996 and $69 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                         $  58
   1998                                            42
   1999                                            32
   2000                                            21
   2001                                            14
   Thereafter                                      28
                                             -----------
                                                  195
   Less future sublease rental income               4
                                             -----------
   Total future minimum lease payments           $191
                                             ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyowners and claimants in the event of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At both December 31, 1996 and 1995, approximately $15 million is reserved in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.

10.  Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparts. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other debt and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments and cash and cash equivalents in the accompanying consolidated statements of financial position approximates their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995, are as follows (in millions):

                                                             1996                         1995
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
                                                  ---------------------------  ----------------------------

 Assets (liabilities)

   Debt securities (see Note 2)                       $21,974       $21,974        $21,837       $21,837
   Equity securities (see Note 2)                       1,023         1,023          1,446         1,446
   Mortgage loans                                      12,409        12,823         11,380        11,965
   Policy loans                                           736           736            711           711
   Other investments                                       68            68             79            79
   Cash and cash equivalents                              271           271            295           295
   Investment-type insurance contracts                (22,196)      (22,158)       (21,538)      (21,960)
   Debt                                                  (399)         (427)          (361)         (401)

11.  Statutory Insurance Financial Information

Principal Mutual, the largest member of The Principal Financial Group, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

11.  Statutory Insurance Financial Information (continued)

The following summary reconciles the assets and equity at December 31, 1996 and 1995, and net income for the years ended December 31, 1996 and 1995, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (Principal Mutual only) with that reported in these consolidated GAAP financial statements (in millions):

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
                                                                  -----------------------------------------
   December 31, 1996
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $56,837       $2,504        $415
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale              964          964           -
     Consolidation and basis changes of certain subsidiaries           (259)         (10)          -
     Adjustment for cash and cash equivalents                          (152)           -           -
     Adjustment to record statutory non-admitted assets                  52           52           -
     Investment adjustments other than debt securities                  766          911          53
     Adjustments to insurance reserves                                 (156)        (238)        (40)
     Deferral of policy acquisition costs                             1,058        1,058          38
     Adjustments for pension and postretirement accounting               78           78         (17)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          123          (1)
     Provision for deferred federal income taxes                         (6)        (493)         60
     Other - net                                                        (40)           3          18
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $59,142       $4,654        $526
                                                                  =========================================
   December 31, 1995
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $51,268       $2,208        $263
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,553        1,553           -
     Consolidation and basis changes of certain subsidiaries            (95)         (10)         64
     Adjustment for cash and cash equivalents                          (245)           4           -
     Adjustment to record statutory non-admitted assets                  73           73           -
     Investment adjustments other than debt securities                  568          917          (4)
     Adjustments to insurance reserves                                 (128)        (152)         (8)
     Deferral of policy acquisition costs                               937          937          61
     Adjustments for pension and postretirement accounting               66           66         (11)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          124           1
     Provision for deferred federal income taxes                         (9)        (770)        (20)
     Other - net                                                        (24)         (46)         (2)
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $53,964       $4,606        $344
                                                                  =========================================

                                    APPENDIX

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

     The following illustrations have been prepared to help show how values under the Policies change with investment performance and differing death benefit options. The illustrations show how death benefits and values would vary over time if the return on assets held by the Mutual Funds were uniform, gross, after tax, annual rates of 0%, 4%, 8% and 12%. The death benefits and values would be different from those shown if the return averaged 0%, 4%, 8% and 12%, but fluctuated above and below those averages during individual years. Both Death Benefit Option 1 and Death Benefit Option 2 are illustrated.

     The four illustrations set out show hypothetical policies issued to males age 35 in the non-smoker rating classification. The Policies are illustrated on the basis of $1,000 planned periodic annual premium and a face amount at issue of $100,000. The first and third illustrations show the selection of Death Benefit Option 1; the second and fourth, Death Benefit Option 2.

     The illustrations reflect all of the contract charges. Each illustration reflects the surrender charges and the premium expense charge which consists of a 5% sales load and a charge for state premium taxes of 2%. The first two illustrations reflect the Company's current administration charge of $4.75 per month and current cost of insurance charges which are lower than the guaranteed maximum cost of insurance charges based on the 1980 CS0 Mortality Table. The third and fourth illustrations reflect the guaranteed maximum administration charge of $5 per month and the guaranteed maximum cost of insurance charges.

     The amounts shown for death benefits and values in all four illustrations reflect the fact that the net investment return on the assets held by the Divisions of the Separate Account is lower than the gross return. This is because deductions are made from the gross return to reflect the daily charge made to the Separate Account for assuming mortality and expense risks; the daily investment advisory fees incurred by the Mutual Funds; and the direct operating expenses of the Mutual Funds. The charge for mortality and expense risks reflected in the first two illustrations is the Company's current charge which is at an annual rate of 0.75% of the average daily assets of the Divisions. The third and fourth illustrations reflect the guaranteed mortality and expense risk charge which is at an annual rate of 0.90%. The investment advisory fee is assumed to be an annual rate of .55% of the average daily net assets of the Mutual Funds, but the maximum investment advisory fee for Principal Capital Accumulation Fund, Inc. is 0.48%, for Principal Money Market Fund, Inc., and Principal Bond Fund, Inc. , 0.50%, for Principal High Yield Fund, Inc., and Principal Balanced Fund, Inc., 0.60%, and for Principal Emerging Growth Fund, Inc., 0.60%. The charge for Mutual Fund direct operating expenses is estimated to be an annual rate of .04% of the average daily net assets of the Mutual Funds. This illustrated .04% charge is based on the assumption that the direct operating expenses of the Mutual Funds will continue at levels historically experienced. The direct operating expense of the Mutual Funds may decrease or increase in the future making operating expenses actually incurred by the Mutual Funds differ from the .04% assumed rate shown in the illustrations. Deducting these charges from the gross returns of 0%, 4%, 8% and 12% results in net investment returns in the first two illustrations of -1.35%, 2.65%, 6.65%, and 10.65% and in the third and fourth illustrations of -1.50%, 2.50%, 6.50%, and 10.50%.

     The four illustrations are based on the assumption that payments are made in accordance with a $1,000 annual planned periodic premium schedule, that no changes in death benefit option or face amount are made, and that no policy loans or surrenders occur. Upon request, the Company will prepare a comparable illustration reflecting the proposed insured's actual age, sex, risk classification and desired policy features.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                               FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 1


                                       Death Benefit (2)                                Accumulated Value (2)
                                  Assuming Hypothetical Gross                        Assuming Hypothetical Gross
 End of                          Annual Investment Return of                        Annual Investment Return of
  Year     Accumulated
 Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                       (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net) (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net)(-1.35% Net)
    1       $1,050       $100,000   $100,000    $100,000     $100,000  $    693   $     725   $     756 $        788     $   366
    2        2,153        100,000    100,000     100,000      100,000     1,368       1,460       1,555        1,652       1,041
    3        3,310        100,000    100,000     100,000      100,000     2,024       2,205       2,394        2,595       1,697
    4        4,526        100,000    100,000     100,000      100,000     2,660       2,957       3,278        3,626       2,374
    5        5,802        100,000    100,000     100,000      100,000     3,276       3,717       4,208        4,754       3,031
    6        7,142        100,000    100,000     100,000      100,000     3,868       4,482       5,183        5,986       3,664
    7        8,549        100,000    100,000     100,000      100,000     4,437       5,252       6,208        7,333       4,273
    8       10,027        100,000    100,000     100,000      100,000     4,981       6,025       7,284        8,807       4,859
    9       11,578        100,000    100,000     100,000      100,000     5,500       6,802       8,414       10,419       5,419
   10       13,207        100,000    100,000     100,000      100,000     5,996       7,582       9,604       12,189       5,955
   11       14,917        100,000    100,000     100,000      100,000     6,472       8,371      10,861       14,136       6,472
   12       16,713        100,000    100,000     100,000      100,000     6,927       9,167      12,188       16,279       6,927
   13       18,599        100,000    100,000     100,000      100,000     7,360       9,970      13,591       18,639       7,360
   14       20,579        100,000    100,000     100,000      100,000     7,771      10,778      15,073       21,239       7,771
   15       22,657        100,000    100,000     100,000      100,000     8,160      11,593      16,641       24,107       8,160
   16       24,840        100,000    100,000     100,000      100,000     8,524      12,412      18,299       27,272       8,524
   17       27,132        100,000    100,000     100,000      100,000     8,863      13,235      20,054       30,766       8,863
   18       29,539        100,000    100,000     100,000      100,000     9,175      14,060      21,910       34,625       9,175
   19       32,066        100,000    100,000     100,000      100,000     9,459      14,886      23,874       38,890       9,459
   20       34,719        100,000    100,000     100,000      100,000     9,715      15,713      25,955       43,610       9,715
30(Age 65)  69,761        100,000    100,000     100,000      158,252     9,783      23,223      55,067      129,714       9,783

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                               FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 1



              Surrender Value (2)
          Assuming Hypothetical Gross
 End of  Annual Investment Return of
  Year
 Policy        4%          8%          12%
           (2.65% Net) (6.65% Net)(10.65% Net)
    1    $     398   $     429  $      461
    2        1,133       1,228       1,325
    3        1,878       2,067       2,268
    4        2,671       2,992       3,340
    5        3,472       3,962       4,509
    6        4,278       4,979       5,782
    7        5,088       6,045       7,169
    8        5,903       7,162       8,684
    9        6,720       8,333      10,338
   10        7,542       9,563      12,148
   11        8,371      10,861      14,136
   12        9,167      12,188      16,279
   13        9,970      13,591      18,639
   14       10,778      15,073      21,239
   15       11,593      16,641      24,107
   16       12,412      18,299      27,272
   17       13,235      20,054      30,766
   18       14,060      21,910      34,625
   19       14,886      23,874      38,890
   20       15,713      25,955      43,610
30(Age 65)  23,223      55,067     129,714


(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 2


                                      Death Benefit (2)                                Accumulated Value (2)
                                 Assuming Hypothetical Gross                        Assuming Hypothetical Gross
 End of                          Annual Investment Return of                        Annual Investment Return of
  Year     Accumulated
 Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                       (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net) (-1.35% Net) (2.65% Net) (6.65% Net)(10.65% Net)(-1.35% Net)
    1       $1,050       $100,000   $100,000    $100,000     $100,000   $   693   $     725    $     756 $       788     $   366
    2        2,153        100,000    100,000     100,000      100,000     1,368       1,460        1,555       1,652       1,041
    3        3,310        100,000    100,000     100,000      100,000     2,024       2,205        2,394       2,595       1,697
    4        4,526        100,000    100,000     100,000      100,000     2,660       2,957        3,278       3,626       2,374
    5        5,802        100,000    100,000     100,000      100,000     3,276       3,717        4,208       4,754       3,031
    6        7,142        100,000    100,000     100,000      100,000     3,868       4,482        5,183       5,986       3,664
    7        8,549        100,000    100,000     100,000      100,000     4,437       5,252        6,208       7,333       4,273
    8       10,027        100,000    100,000     100,000      100,000     4,981       6,025        7,284       8,807       4,859
    9       11,578        100,000    100,000     100,000      100,000     5,500       6,802        8,414      10,419       5,419
   10       13,207        100,000    100,000     100,000      100,000     5,996       7,582        9,604      12,189       5,955
   11       14,917        100,000    100,000     100,000      100,000     6,472       8,371       10,861      14,136       6,472
   12       16,713        100,000    100,000     100,000      100,000     6,927       9,167       12,188      16,279       6,927
   13       18,599        100,000    100,000     100,000      100,000     7,360       9,970       13,591      18,639       7,360
   14       20,579        100,000    100,000     100,000      100,000     7,771      10,778       15,073      21,239       7,771
   15       22,657        100,000    100,000     100,000      100,000     8,160      11,593       16,641      24,107       8,160
   16       24,840        100,000    100,000     100,000      100,000     8,524      12,412       18,299      27,272       8,524
   17       27,132        100,000    100,000     100,000      100,000     8,863      13,235       20,054      30,766       8,863
   18       29,539        100,000    100,000     100,000      100,000     9,175      14,060       21,910      34,625       9,175
   19       32,066        100,000    100,000     100,000      100,000     9,459      14,886       23,874      38,890       9,459
   20       34,719        100,000    100,000     100,000      100,000     9,715      15,713       25,955      43,610       9,715
30(Age 65)  69,761        100,000    100,000     100,000      158,252     9,783      23,223       55,067     129,714       9,783

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING CURRENT CHARGES
Death Benefit Option 2



              Surrender Value (2)
          Assuming Hypothetical Gross
 End of   Annual Investment Return of
  Year
 Policy         4%          8%          12%
            (2.65% Net) (6.65% Net)(10.65% Net)
    1     $     398    $    429 $       461
    2         1,133       1,228       1,325
    3         1,878       2,067       2,268
    4         2,671       2,992       3,340
    5         3,472       3,962       4,509
    6         4,278       4,979       5,782
    7         5,088       6,045       7,169
    8         5,903       7,162       8,684
    9         6,720       8,333      10,338
   10         7,542       9,563      12,148
   11         8,371      10,861      14,136
   12         9,167      12,188      16,279
   13         9,970      13,591      18,639
   14        10,778      15,073      21,239
   15        11,593      16,641      24,107
   16        12,412      18,299      27,272
   17        13,235      20,054      30,766
   18        14,060      21,910      34,625
   19        14,886      23,874      38,890
   20        15,713      25,955      43,610
30(Age 65)   23,223      55,067     129,714


(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 1


                                     Death Benefit (2)                                Accumulated Value (2)
                                Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End of                          Annual Investment Return of                        Annual Investment Return of
 Year     Accumulated
Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                      (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net) (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net)(-1.50% Net)
  1    $    1,050      $100,000    $100,000    $100,000     $100,000   $   686    $    718   $     750 $       782      $   359
  2         2,153       100,000     100,000     100,000      100,000     1,355       1,446       1,540       1,637        1,028
  3         3,310       100,000     100,000     100,000      100,000     2,003       2,182       2,370       2,569        1,676
  4         4,526       100,000     100,000     100,000      100,000     2,630       2,924       3,242       3,586        2,344
  5         5,802       100,000     100,000     100,000      100,000     3,236       3,672       4,157       4,697        2,991
  6         7,142       100,000     100,000     100,000      100,000     3,818       4,423       5,117       5,908        3,613
  7         8,549       100,000     100,000     100,000      100,000     4,375       5,178       6,122       7,230        4,212
  8        10,027       100,000     100,000     100,000      100,000     4,908       5,935       7,177       8,674        4,785
  9        11,578       100,000     100,000     100,000      100,000     5,414       6,693       8,281      10,252        5,333
  10       13,207       100,000     100,000     100,000      100,000     5,893       7,450       9,439      11,976        5,852
  11       14,917       100,000     100,000     100,000      100,000     6,342       8,204      10,650      13,860        6,342
  12       16,713       100,000     100,000     100,000      100,000     6,761       8,953      11,917      15,921        6,761
  13       18,599       100,000     100,000     100,000      100,000     7,147       9,696      13,244      18,177        7,147
  14       20,579       100,000     100,000     100,000      100,000     7,498      10,431      14,631      20,649        7,498
  15       22,657       100,000     100,000     100,000      100,000     7,813      11,154      16,082      23,358        7,813
  16       24,840       100,000     100,000     100,000      100,000     8,087      11,862      17,599      26,329        8,087
  17       27,132       100,000     100,000     100,000      100,000     8,316      12,549      19,180      29,587        8,316
  18       29,539       100,000     100,000     100,000      100,000     8,494      13,209      20,828      33,164        8,494
  19       32,066       100,000     100,000     100,000      100,000     8,614      13,836      22,542      37,092        8,614
  20       34,719       100,000     100,000     100,000      100,000     8,671      14,422      24,323      41,411        8,671
30(Age 65) 69,761       100,000     100,000     100,000      145,191     3,935      16,069      46,382     119,009        3,935

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 1


             Surrender Value (2)
          Assuming Hypothetical Gross
End of    Annual Investment Return of
 Year
Policy         4%          8%          12%
           (2.50% Net) (6.50% Net)(10.50% Net)
  1       $    391   $     423   $     455
  2          1,119       1,213       1,310
  3          1,855       2,043       2,242
  4          2,637       2,956       3,300
  5          3,426       3,912       4,452
  6          4,219       4,912       5,704
  7          5,015       5,959       7,067
  8          5,812       7,054       8,552
  9          6,611       8,200      10,170
  10         7,409       9,398      11,935
  11         8,204      10,650      13,860
  12         8,953      11,917      15,921
  13         9,696      13,244      18,177
  14        10,431      14,631      20,649
  15        11,154      16,082      23,358
  16        11,862      17,599      26,329
  17        12,549      19,180      29,587
  18        13,209      20,828      33,164
  19        13,836      22,542      37,092
  20        14,422      24,323      41,411
30(Age 65)  16,069      46,382     119,009

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 2


                                     Death Benefit (2)                                Accumulated Value (2)
                                Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End of                          Annual Investment Return of                        Annual Investment Return of
 Year     Accumulated
Policy   Premiums (1)      0%          4%          8%          12%          0%          4%          8%          12%         0%
                      (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net) (-1.50% Net) (2.50% Net) (6.50% Net)(10.50% Net)(-1.50% Net)
   1        1,050       $100,000    $100,000    $100,000    $100,000   $   359   $     391   $      423    $    455      $  686
   2        2,153        100,000     100,000     100,000     100,000     1,028       1,119        1,213       1,310       1,355
   3        3,310        100,000     100,000     100,000     100,000     1,676       1,855        2,043       2,242       2,003
   4        4,526        100,000     100,000     100,000     100,000     2,344       2,637        2,956       3,300       2,630
   5        5,802        100,000     100,000     100,000     100,000     2,991       3,426        3,912       4,452       3,236
   6        7,142        100,000     100,000     100,000     100,000     3,613       4,219        4,912       5,704       3,818
   7        8,549        100,000     100,000     100,000     100,000     4,212       5,015        5,959       7,067       4,375
   8       10,027        100,000     100,000     100,000     100,000     4,785       5,812        7,054       8,552       4,908
   9       11,578        100,000     100,000     100,000     100,000     5,333       6,611        8,200      10,170       5,414
  10       13,207        100,000     100,000     100,000     100,000     5,852       7,409        9,398      11,935       5,893
  11       14,917        100,000     100,000     100,000     100,000     6,342       8,204       10,650      13,860       6,342
  12       16,713        100,000     100,000     100,000     100,000     6,761       8,953       11,917      15,921       6,761
  13       18,599        100,000     100,000     100,000     100,000     7,147       9,696       13,244      18,177       7,147
  14       20,579        100,000     100,000     100,000     100,000     7,498      10,431       14,631      20,649       7,498
  15       22,657        100,000     100,000     100,000     100,000     7,813      11,154       16,082      23,358       7,813
  16       24,840        100,000     100,000     100,000     100,000     8,087      11,862       17,599      26,329       8,087
  17       27,132        100,000     100,000     100,000     100,000     8,316      12,549       19,180      29,587       8,316
  18       29,539        100,000     100,000     100,000     100,000     8,494      13,209       20,828      33,164       8,494
  19       32,066        100,000     100,000     100,000     100,000     8,614      13,836       22,542      37,092       8,614
  20       34,719        100,000     100,000     100,000     100,000     8,671      14,422       24,323      41,411       8,671
30(Age 65) 69,761        100,000     100,000     100,000     145,191     3,935      16,069       46,382     119,009       3,935

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000
MALE AGE 35 NON-SMOKER
Initial Face Amount $100,000
ASSUMING GUARANTEED CHARGES
Death Benefit Option 2



            Surrender Value (2)
         Assuming Hypothetical Gross
End of   Annual Investment Return of
 Year
Policy        4%          8%          12%
          (2.50% Net) (6.50% Net)(10.50% Net)
   1     $    718   $     750   $     782
   2        1,446       1,540       1,637
   3        2,182       2,370       2,569
   4        2,924       3,242       3,586
   5        3,672       4,157       4,697
   6        4,423       5,117       5,908
   7        5,178       6,122       7,230
   8        5,935       7,177       8,674
   9        6,693       8,281      10,252
  10        7,450       9,439      11,976
  11        8,204      10,650      13,860
  12        8,953      11,917      15,921
  13        9,696      13,244      18,177
  14       10,431      14,631      20,649
  15       11,154      16,082      23,358
  16       11,862      17,599      26,329
  17       12,549      19,180      29,587
  18       13,209      20,828      33,164
  19       13,836      22,542      37,092
  20       14,422      24,323      41,411
30(Age 65  16,069      46,382     119,009

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                          PART II. OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter adopted under the authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

Principal Mutual Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.
Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Policies described in the prospectus. Registrant makes the following representations:

          (1)   Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

          (2) The level of the mortality and expense risks charge is within the range of industry practice for comparable contracts.

          (3) The Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement for the Variable Life Separate Account will benefit the separate account and policyowners, and it will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

          (4) The Variable Life Separate Account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

The methodology used to support the representation made in paragraph (2) above is based upon an analysis of the mortality and expense risks charges contained in other variable life insurance policies, including scheduled and flexible premium products. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 97 pages;

     The undertaking to file reports;

     The undertaking pursuant to Rule 484;

     Representations pursuant to Rule 6e-3(T);

     The signatures;

     Written consents of the following persons:

          Ernst & Young LLP

     The following exhibits

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions

1.A1 Resolution of Executive Committee of Board of Directors of Principal Mutual Life Insurance Company establishing the Variable Life Separate Account (Filed 4/12/96)

1.A3A.a Distribution Agreement between Princor Financial Services Corporation and Principal Mutual Life Insurance Company (Filed 4/12/96)

1.A3B.a             Form of Selling Agreement (Filed 4/12/96)

1.A3B.b             Registered Representative Agreement (Filed 4/12/96)

1.A3C               Schedule of sales commissions (Filed 4/12/96)

1.A5.a              Form of Flex Variable Life Policy (Filed 4/12/96)

1.A5.a.i            Cost of Living Increase Rider (Filed 4/12/96)

1.A5.a.ii           Waiver of Monthly Deductions Rider (Filed 4/12/96)

1.A5.a.iii          Guaranteed Increase Option Rider (Filed 4/12/96)

1.A5.a.iv           Accidental Death Benefit Rider (Filed 4/12/96)

1.A5.a.v            Children Term Insurance Rider (Filed 4/12/96)

1.A5.a.vi           Spouse Term Insurance Rider (Filed 4/12/96)

1.A5.a.vii          Change of Insured Rider (Filed 4/12/96)

1.A5.a.viii         Death Benefit Guarantee Rider (Filed 4/12/96)

1.A5.a.ix           Accounting Benefit Rider (Filed 4/12/96)

1.A5.a.x            Accelerated Benefits Rider (Filed 4/12/96)

1.A5.b              Form of Flex  Variable Life Policy - Unisex  Version  (Filed
                    4/12/96)

1.A5.b.i            Cost of Living Increase Rider (Filed 4/12/96)

1.A5.b.ii           Waiver of Monthly Deductions Rider (Filed 4/12/96)

1.A5.b.iii          Guaranteed Increase Option Rider (Filed 4/12/96)

1.A5.b.iv           Accidental Death Benefit Rider (Filed 4/12/96)

1.A5.b.v            Children Term Insurance Rider (Filed 4/12/96)

1.A5.b.vi           Spouse Term Insurance Rider (Filed 4/12/96)

1.A5.b.vii          Change of Insured Rider (Filed 4/12/96)

1.A5.b.viii         Death Benefit Guarantee Rider (Filed 4/12/96)

1.A5.b.ix           Accounting Benefit Rider (Filed 4/12/96)

1.A5.b.x            Accelerated Benefits Rider (Filed 4/12/96)

1.A6.a Articles of Incorporation, as Amended of Principal Mutual Life Insurance Company (Filed 4/12/96)

1.A6.b              By-laws of Principal  Mutual Life  Insurance  Company (Filed
                    4/12/96)

1.A10.a             Form of  Application  for Flex  Variable  Life Policy (Filed
                    4/12/96)

1.A10.b Form of Supplemental Application for Flex Variable Life Policy (Filed 4/12/96)

2. Opinion of consent of T. M. Hutchison, Senior Vice President and General Counsel (Filed 4/12/96)

3. No financial statements will be omitted from the prospectus pursuant to Instruction 1(b) or (c) or Part I

4.                  Not applicable

5.                  Not applicable

6.                  Consent of Ernst & Young LLP

7. Description of Issuance, Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii) (Filed 2/28/97)

8. Powers of Attorney of Directors of Principal Mutual Life Insurance Company (Filed 4/12/96 & 2/28/97)

9.                  Opinion of Consent of Lisa Ford, Assistant Actuary

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Mutual Life Insurance Company Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the city of Des Moines and State of Iowa, on the 15th day of December, 1997.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                     VARIABLE LIFE SEPARATE ACCOUNT

                                     (Registrant)


                     By:  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                     (Depositor)

                                  /s/ DAVID J. DRURY
                     By ______________________________________________
                        David J. Drury
                        Chairman and Chief Executive Officer

Attest:

      /s/ JOYCE N. HOFFMAN
-----------------------------------
Joyce N. Hoffman
Vice President and
  Corporate Secretary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                           Date


/s/ D. J. Drury                Chairman and                    December 15, 1997
--------------------           Chief Executive Officer
D. J. Drury



/s/ D. C. Cunningham           Vice President and              December 15, 1997
--------------------           Controller (Principal
D. C. Cunningham               Accounting Officer)



/s/ M. H. Gersie               Senior Vice President           December 15, 1997
--------------------           (Principal Financial
M. H. Gersie                   Officer)


  (M. V. Andringa)*            Director                        December 15, 1997
--------------------
M. V. Andringa


  (R. M. Davis)*               Director                        December 15, 1997
--------------------
R. M. Davis


  (C. D. Gelatt, Jr.)*         Director                        December 15, 1997
--------------------
C. D. Gelatt, Jr.


  (G. D. Hurd)*                Director                        December 15, 1997
--------------------
G. D. Hurd


  (T. M. Hutchison)*           Director                        December 15, 1997
--------------------
T. M. Hutchison


  (C. S. Johnson)*             Director                        December 15, 1997
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                        December 15, 1997
--------------------
W. T. Kerr


  (L. Liu)*                    Director                        December 15, 1997
--------------------
L. Liu


  (V. H. Loewenstein)*         Director                        December 15, 1997
--------------------
V. H. Loewenstein


  (R. D. Pearson)*             Director                        December 15, 1997
--------------------
R. D. Pearson


  (J. R. Price)*               Director                        December 15, 1997
--------------------
J. R. Price


  (D. M. Stewart)*             Director                        December 15, 1997
--------------------
D. M. Stewart


  (E. E. Tallett)*             Director                        December 15, 1997
--------------------
E. E. Tallett


  (D. D. Thornton)*            Director                        December 15, 1997
--------------------
D. D. Thornton


  (F. W. Weitz)*               Director                        December 15, 1997
--------------------
F. W. Weitz


                           *By    /s/ David J. Druy
                                  ------------------------------------
                                  David J. Drury
                                  Chairman and Chief Executive Officer



                                  Pursuant to Powers of Attorney
                                  Previously Filed or Included Herein

                                    EXHIBITS

                                  EXHIBIT INDEX


                                                                                            Page Number in
                                                                                         Sequential Numbering
Exhibit No.                          Description                                      Where Exhibit Can Be Found

  1.A1                             Resolution of Executive Committee                              *
                                   of Board of Directors of Depositor
                                   establishing Variable Life Separate
                                   Account

  1.A3A.a                          Distribution Agreement Between                                 *
                                   Depositor and Principal Underwriter

  1.A3B.a                          Form of Selling Agreement                                      *

  1.A3B.b                          Registered Representative Agreement                            *

  1.A3C                            Schedule of Sales Commissions                                  *

  1.A5.a                           Flex Variable Life Policy                                      *

  1.A5.a.i                         Cost of Living Increase Rider                                  *

  1.A5.a.ii                        Waiver of Monthly Deductions Rider                             *

  1.A5.a.iii                       Guaranteed Increase Option Rider                               *

  1.A5.a.iv                        Accidental Death Benefit Rider                                 *

  1.A5.a.v                         Children Term Insurance Rider                                  *

  1.A5.a.vi                        Spouse Term Insurance Rider                                    *

  1.A5.a.vii                       Change of Insured Rider                                        *

  1.A5.a.viii                      Death Benefit Guarantee Rider                                  *

  1.A5.a.ix                        Accounting Benefit Rider                                       *

  1.A5.a.x                         Accelerated Benefits Rider                                     *

  1.A5.b                           Flex Variable Life Policy - Unisex Version                     *

  1.A5.b.i                         Cost of Living Increase Rider.                                 *

  1.A5.b.ii                        Waiver of Monthly Deductions Rider                             *

  1.A5.b.iii                       Guaranteed Increase Option Rider                               *

  1.A5.b.iv                        Accidental Death Benefit Rider                                 *

  1.A5.b.v                         Children Term Insurance Rider                                  *

  1.A5.b.vi                        Spouse Term Insurance Rider                                    *

  1.A5.b.vii                       Change of Insured Rider                                        *

  1.A5.b.viii                      Death Benefit Guarantee Rider                                  *

  1.A5.b.ix                        Accounting Benefit Rider                                       *

  1.A5.b.x                         Accelerated Benefit Rider                                      *

  1.A6.a                           Articles of Incorporation, as Amended,                         *
                                   of Depositor

  1.A6.b                           By-laws of Depositor                                           *

  1.A10.a                          Form of Application for the Flex                               *
                                   Variable Life Policy

  1.A10.b                          Form of Supplemental Application                               *
                                   For the Flex Variable Life Policy

  2                                Opinion and consent of T. M. Hutchison                         *
                                   Senior Vice President and General Counsel

  6                                Consent of Ernst & Young LLP                                   16

  7                                Description of Issuance, Transfer and Redemption               *
                                   Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii)

  8                                Powers of Attorney of Directors of                             *
                                   Principal Mutual Life Insurance
                                   Company.

  9                                Opinion and consent of Lisa Ford,                              17
                                   Assistant Actuary

 27                                Financial Data Schedules                                       18

* Previously Filed.